Exhibit 2.3

CORRECTED EXHIBIT D TO DISCLOSURE STATEMENT

CONSOLIDATED FINANCIAL PROJECTIONS

FAO, Inc.

Consolidated Balance Sheets

dollars in thousands ($000's)

	Feb-03 03/01/2003	Mar-03 04/05/2003	Apr-03 05/03/2003	May-03 05/31/2003	Jun-03 07/05/2003	Jul-03 08/02/2003	Aug-03 08/30/2003	Sep-03 10/04/2003	Oct-03 11/01/2003	Nov-03 11/29/2003	Dec-03 01/03/2004	Jan-03 01/31/2004
ASSETS
Current assets:
Cash and cash equivalents	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	3,180.0	2,871.6
Accounts and other receivables	4,435.6	4,853.1	5,053.0	5,320.5	5,675.5	6,215.7	6,076.2	6,297.3	6,297.2	8,167.3	6,962.5	3,442.1
Merchandise inventories	84,965.2	67,103.7	72,932.3	72,625.9	72,221.8	71,854.4	80,268.0	92,003.4	99,447.6	96,097.2	69,278.4	71,097.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,418.0	5,162.0	3,200.0	100.0	—
Other current assets	10,098.9	10,170.5	9,980.5	9,790.5	9,600.5	9,415.5	9,900.5	11,310.5	11,402.2	11,493.8	10,740.5	9,987.3

Total current assets	102,763.1	85,479.9	91,152.4	90,822.8	90,491.8	90,400.5	100,225.0	115,919.8	125,245.2	122,046.7	90,261.4	87,398.1

Noncurrent assets:
Property, fixtures and equipment, net	26,705.3	26,220.3	25,734.3	25,747.3	25,753.3	25,252.3	24,750.3	24,247.3	23,743.3	23,238.3	22,732.3	22,225.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,742.0	2,689.0	2,636.0	2,583.0	2,530.0	2,477.0	2,424.0	2,371.0	2,318.0	2,265.0	2,212.0	2,159.0

	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	119,783.7	116,360.4

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	54,341.1	53,191.1	1,390.9	2,526.7	8,495.4	10,184.5	19,044.8	20,880.7	18,356.3	23,804.9	18,996.2	12,603.8
Accrued expenses	17,667.6	17,632.6	17,678.3	17,943.6	18,879.8	18,357.1	17,715.4	18,800.6	18,731.9	19,311.2	17,641.5	14,686.7
Accrued salaries and wages	5,906.0	5,181.0	7,034.0	7,057.0	5,068.0	5,116.0	5,187.0	5,258.0	5,384.0	5,088.0	5,009.0	5,205.0
Current portion of secured long term debt	9,178.7	9,186.6	5,194.5	5,195.7	5,166.3	5,069.1	4,971.2	4,872.7	4,773.5	4,673.7	4,573.1	472.0
Compromised Trade	—	—	6,981.8	6,981.8	6,981.8	6,981.8	6,981.8	6,981.8	6,981.8	6,981.8	—	—

Total current liabilities	87,093.4	85,191.3	38,279.5	39,704.8	44,591.3	45,708.5	53,900.2	56,793.8	54,227.5	59,859.6	46,219.8	32,967.5

Revolving Line of Credit	38,765.4	31,265.1	21,816.8	23,071.4	19,309.6	18,756.7	22,832.8	37,849.0	49,475.0	35,701.2	2,505.0	16,691.6
Equipment Note and capital lease obligations	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Deferred rent	3,491.0	3,629.0	3,767.0	3,905.0	4,043.0	4,181.0	4,319.0	4,457.0	4,595.0	4,733.0	4,871.0	5,009.0
Subsidiary Subordinated Notes	16,220.2	16,220.2	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	9,853.7

Total liabilities	145,940.1	136,573.2	74,381.4	77,102.1	78,297.6	78,999.9	91,405.7	109,453.5	118,651.2	110,647.5	63,949.5	64,521.8

Commitments and contingencies
Stockholders (shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	—	—	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	—	—	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(166,704.7)	(175,159.0)	(140,683.7)	(143,774.0)	(145,347.5)	(146,695.1)	(149,831.4)	(152,740.4)	(153,169.7)	(148,922.5)	(134,568.8)	(138,564.4)

Total stockholders' equity	(9,151.7)	(17,606.0)	49,719.3	46,629.0	45,055.5	43,707.9	40,571.6	37,662.6	37,233.3	41,480.5	55,834.2	51,838.6

Total liabilities and stockholders' equity	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	119,783.7	116,360.4

FAO, Inc.

Consolidated Balance Sheets

dollars in thousands ($000's)

	Feb-04 02/28/2004	Mar-04 04/03/2004	Apr-04 05/01/2004	May-04 05/29/2004	Jun-04 07/03/2004	Jul-04 07/31/2004	Aug-04 08/28/2004	Sep-04 10/02/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 01/01/2005	Jan-04 01/29/2005
ASSETS
Current assets:
Cash and cash equivalents	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,512.4	2,740.0
Accounts and other receivables	4,395.9	4,826.8	5,044.4	5,321.5	5,617.8	6,184.4	6,044.9	6,231.5	6,930.4	8,853.6	7,698.6	4,058.0
Merchandise inventories	72,112.2	77,197.1	78,950.7	74,419.9	73,983.9	78,824.6	81,982.9	93,428.2	100,836.1	97,430.9	70,535.8	72,327.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,106.0	10,183.7	9,993.7	9,803.7	9,613.7	9,428.7	9,913.7	11,323.7	11,422.0	11,520.2	10,753.7	9,987.3

Total current assets	89,754.9	95,347.6	97,028.8	92,485.1	92,055.4	97,177.7	101,776.5	116,907.2	125,259.3	122,687.6	94,600.5	89,112.4

Noncurrent assets:
Property, fixtures and equipment, net	21,942.3	21,655.3	21,364.3	21,069.3	20,770.3	20,467.3	20,160.3	19,849.3	19,534.3	19,215.3	18,892.3	18,565.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,159.0	2,106.0	2,053.0	2,000.0	1,947.0	1,894.0	1,841.0	1,788.0	1,735.0	1,682.0	1,629.0	1,576.0

	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	119,699.8	113,831.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	13,240.1	20,958.4	14,680.0	13,211.0	16,632.2	20,336.1	20,471.7	29,433.1	24,451.5	27,634.6	16,241.6	14,917.0
Accrued expenses	15,469.0	16,225.3	14,535.5	14,607.8	15,636.0	15,242.3	15,036.6	15,776.8	15,818.1	18,632.4	22,011.6	15,092.9
Accrued salaries and wages	5,442.0	5,575.0	5,657.0	5,679.0	5,689.0	5,738.0	5,811.0	5,885.0	6,018.0	5,711.0	5,626.0	5,824.0
Current portion of secured long term debt	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Compromised Trade	—	—	—	—	—	—	—	—	—	—	—	—

Total current liabilities	34,521.2	43,026.3	35,036.9	33,565.0	37,957.2	41,316.4	41,319.3	51,094.9	46,287.6	51,978.0	43,879.2	35,833.9

Revolving Line of Credit	19,675.8	16,872.9	28,394.1	27,178.5	22,814.8	24,860.3	31,478.8	38,786.7	52,444.1	37,205.5	—	5,536.8
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	5,147.0	5,285.0	5,423.0	5,561.0	5,699.0	5,837.0	5,975.0	6,113.0	6,251.0	6,389.0	6,527.0	6,665.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	69,197.7	75,037.9	78,707.7	76,158.2	76,324.7	81,867.4	88,626.8	105,848.3	114,836.4	105,426.2	60,259.9	57,889.4

Commitments and contingencies
Stockholders (shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED — NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(141,166.5)	(141,754.0)	(144,086.6)	(146,428.8)	(147,377.0)	(148,153.4)	(150,674.0)	(153,128.8)	(154,132.8)	(147,666.3)	(130,963.1)	(134,460.7)

Total stockholders' equity	49,236.5	48,649.0	46,316.4	43,974.2	43,026.0	42,249.6	39,729.0	37,274.2	36,270.2	42,736.7	59,439.9	55,942.3

Total liabilities and stockholders' equity	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	119,699.8	113,831.7

FAO, Inc.

Consolidated Balance Sheets

dollars in thousands ($000's)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006
ASSETS
Current assets:
Cash and cash equivalents	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	21,337.4	10,602.8
Accounts and other receivables	4,499.9	4,939.4	5,159.2	5,453.7	5,745.6	6,326.0	6,181.1	6,358.4	7,091.3	9,064.0	7,954.4	4,208.8
Merchandise inventories	73,312.7	78,642.9	80,377.4	75,825.1	75,363.2	80,181.1	83,311.3	94,866.2	102,243.1	98,791.4	71,830.7	73,597.3
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,113.2	10,197.2	10,007.2	9,817.2	9,627.2	9,442.2	9,927.2	11,337.2	11,442.2	11,547.1	10,767.2	9,987.3

Total current assets	90,915.8	96,919.5	98,583.8	94,036.0	93,576.0	98,689.3	103,254.6	118,485.6	126,847.4	124,285.4	111,989.7	98,396.2

Noncurrent assets:
Property, fixtures and equipment, net	18,234.3	17,899.3	17,560.3	17,217.3	16,870.3	16,519.3	16,164.3	15,805.3	15,442.3	15,075.3	14,704.3	14,329.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	1,576.0	1,523.0	1,470.0	1,417.0	1,364.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0

	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	132,634.0	118,665.5

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	18,113.6	23,534.0	17,192.9	11,292.4	18,076.9	21,581.3	18,706.6	24,981.3	22,943.4	30,186.3	20,003.1	16,269.2
Accrued expenses	14,546.3	15,329.5	14,436.8	14,425.3	15,532.5	15,106.8	14,749.3	15,346.5	15,399.8	18,178.3	21,694.5	14,471.8
Accrued salaries and wages	6,056.0	6,190.0	6,271.0	6,293.0	6,302.0	6,352.0	6,426.0	6,504.0	6,641.0	6,324.0	6,233.0	6,434.0
Current portion of secured long term debt	—	—	—	—	—	—	—	—	—	—	—	—
Compromised Trade	—	—	—	—	—	—	—	—	—	—	—	—

Total current liabilities	38,715.9	45,053.5	37,900.7	32,010.7	39,911.4	43,040.1	39,881.9	46,831.8	44,984.2	54,688.6	47,930.6	37,175.0

Revolving Line of Credit	6,603.1	6,155.2	16,733.3	19,787.5	11,636.0	13,768.5	23,417.3	33,444.0	43,846.7	23,930.3	—	—
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	6,803.0	6,941.0	7,079.0	7,217.0	7,355.0	7,493.0	7,631.0	7,769.0	7,907.0	8,045.0	8,183.0	8,321.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	61,975.7	68,003.4	71,566.7	68,868.9	68,756.1	74,155.3	80,783.9	97,898.5	106,591.6	96,517.6	65,967.3	55,349.7

Commitments and contingencies
Stockholders (shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(137,074.6)	(137,486.6)	(139,777.6)	(142,023.6)	(142,770.8)	(143,409.7)	(145,828.0)	(148,070.6)	(148,764.9)	(141,619.9)	(123,736.3)	(127,087.2)

Total stockholders' equity	53,328.4	52,916.4	50,625.4	48,379.4	47,632.2	46,993.3	44,575.0	42,332.4	41,638.1	48,783.1	66,666.7	63,315.8

Total liabilities and stockholders' equity	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	132,634.0	118,665.5

FAO, Inc.

Consolidated Statements of Cash Flows

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Cash flows from operating activities:
Net income (loss)	(11,413.8)	(8,454.3)	34,475.3	(3,090.4)	(1,573.5)	(1,347.6)	(3,136.3)	(2,909.0)	(429.3)	4,247.3	14,353.6	(3,995.6)	16,726
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	6,864
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	19,478.6	15,365.4	(55,587.0)	1,806.0	5,308.0	1,379.6	(1,511.5)	(12,644.4)	(11,693.9)	9,135.6	25,372.5	(6,543.3)	(10,134)

Net cash provided by (used in) operating activities	8,761.8	7,609.1	(20,412.7)	(584.4)	4,441.5	746.0	(3,932.8)	(14,837.4)	(11,406.2)	14,100.9	40,445.1	(9,818.9)	15,112

Cash flows from investing activities:
Additions to property, fixtures and equipment	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	(5,866.5)	—	—	—	—	—	—	—	—	(500.0)	(6,367)
Payments on notes payable and capital leases	(94.1)	(94.6)	2,886.5	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(7,082.4)	(4,101.1)	(9,171)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	32,850.0	—	—	—	—	—	—	—	—	—	32,850
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(94.1)	(94.6)	29,870.0	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(7,082.4)	(4,601.1)	17,313

Net (increase) decrease in Revolver before change in cash and cash equivalents	8,592.7	7,439.5	9,382.3	(1,255.4)	3,769.9	573.8	(4,105.7)	(15,010.9)	(11,580.4)	13,926.1	33,287.7	(14,495.0)	30,525

Cash and cash equivalents at beginning of period	2,929.1	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	3,180.0	2,929
Cash and cash equivalents at end of period	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	3,180.0	2,871.6	2,872

Net change in cash	84.3	(60.8)	(66.0)	(0.7)	8.1	20.9	(29.6)	5.3	45.6	152.2	91.6	(308.4)	(58)

Net borrowings (payments) on revolving line of credit	(8,508.4)	(7,500.3)	(9,448.3)	1,254.7	(3,761.8)	(552.9)	4,076.1	15,016.2	11,626.0	(13,773.9)	(33,196.1)	14,186.6	(30,582)

Beginning Revolver Balance	47,273.8	38,765.4	31,265.1	21,816.8	23,071.4	19,309.6	18,756.7	22,832.8	37,849.0	49,475.0	35,701.2	2,505.0

Ending Revolver Balance	38,765.4	31,265.1	21,816.8	23,071.4	19,309.6	18,756.7	22,832.8	37,849.0	49,475.0	35,701.2	2,505.0	16,691.6

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(811.8)	(417.5)	(199.9)	(267.5)	(355.0)	(540.2)	139.5	(221.1)	0.1	(1,870.1)	1,204.8	3,520.4	182
Merchandise inventories	22,155.7	17,861.5	(5,828.6)	306.4	404.1	367.4	(8,413.6)	(11,735.4)	(7,444.2)	3,350.4	26,818.8	(1,818.7)	36,024
Other current assets	(201.3)	(221.6)	290.0	290.0	290.0	285.0	(1,580.0)	(3,733.0)	(1,835.7)	1,870.4	3,853.3	853.2	160
Other noncurrent assets	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	636
Accounts payable	—	(1,150.0)	(51,800.2)	1,135.8	5,968.7	1,689.1	8,860.3	1,835.9	(2,524.4)	5,448.6	(4,808.7)	(6,392.4)	(41,737)
Accrued expenses	(881.0)	(35.0)	45.7	265.3	936.2	(522.7)	(641.7)	1,085.2	(68.7)	579.3	(1,669.7)	(2,954.8)	(3,862)
Accrued payroll and payroll expenses	(836.0)	(725.0)	1,853.0	23.0	(1,989.0)	48.0	71.0	71.0	126.0	(296.0)	(79.0)	196.0	(1,537)

Changes in assets and liabilities	19,479	15,365	(55,587)	1,806	5,308	1,380	(1,512)	(12,644)	(11,694)	9,136	25,373	(6,543)	(10,134)

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	FY 2004 Totals
Cash flows from operating activities:
Net income (loss)	(2,602.1)	(587.6)	(2,332.5)	(2,342.2)	(948.2)	(776.4)	(2,520.6)	(2,454.8)	(1,004.0)	6,466.4	16,703.3	(3,497.6)	4,104
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	(682.0)	2,917.1	(9,514.4)	3,222.0	4,942.1	(1,710.1)	(4,542.9)	(5,302.1)	(13,106.4)	8,315.1	22,813.7	(5,276.6)	2,076

Net cash provided by (used in) operating activities	(2,564.1)	3,059.5	(11,106.9)	1,629.8	4,753.9	(1,716.5)	(6,283.5)	(6,966.9)	(13,310.4)	15,591.5	40,337.0	(7,944.2)	15,479

Cash flows from investing activities:
Additions to property, fixtures and equipment	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	—	—	(472)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	—	—	(472)

Net (increase) decrease in Revolver before change in cash and cash equivalents	(2,965.0)	2,652.0	(11,521.1)	1,215.6	4,363.7	(2,045.5)	(6,618.5)	(7,307.9)	(13,657.4)	15,238.5	39,978.0	(8,309.2)	11,023

Cash and cash equivalents at beginning of period	2,871.6	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,512.4	2,872
Cash and cash equivalents at end of period	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,512.4	2,740.0	2,740

Net change in cash	19.2	(150.8)	—	—	—	—	—	—	—	—	2,772.4	(2,772.4)	(132)

Net borrowings (payments) on revolving line of credit	2,984.2	(2,802.8)	11,521.1	(1,215.6)	(4,363.7)	2,045.5	6,618.5	7,307.9	13,657.4	(15,238.5)	(37,205.6)	5,536.8	(11,155)

Beginning Revolver Balance	16,691.6	19,675.8	16,872.9	28,394.1	27,178.5	22,814.8	24,860.3	31,478.8	38,786.7	52,444.1	37,205.5	—

Ending Revolver Balance	19,675.8	16,872.9	28,394.1	27,178.5	22,814.8	24,860.3	31,478.8	38,786.7	52,444.1	37,205.5	—	5,536.8

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(953.8)	(430.9)	(217.6)	(277.1)	(296.3)	(566.6)	139.5	(186.6)	(698.9)	(1,923.2)	1,155.0	3,640.6	(616)
Merchandise inventories	(1,015.1)	(5,084.9)	(1,753.6)	4,530.8	436.0	(4,840.7)	(3,158.3)	(11,445.3)	(7,407.9)	3,405.2	26,895.1	(1,791.3)	(1,230)
Other current assets	(368.7)	(227.7)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(245.3)	1,089.7	2,809.4	866.4	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	583
Accounts payable	636.3	7,718.3	(6,278.4)	(1,469.0)	3,421.2	3,703.9	135.6	8,961.4	(4,981.6)	3,183.1	(11,393.0)	(1,324.6)	2,313
Accrued expenses	782.3	756.3	(1,689.8)	72.3	1,028.2	(393.7)	(205.7)	740.2	41.3	2,814.3	3,379.2	(6,918.7)	406
Accrued payroll and payroll expenses	237.0	133.0	82.0	22.0	10.0	49.0	73.0	74.0	133.0	(307.0)	(85.0)	198.0	619

Changes in assets and liabilities	(682)	2,917	(9,514)	3,222	4,942	(1,710)	(4,543)	(5,302)	(13,106)	8,315	22,814	(5,277)	2,076

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	FY 2005 Totals
Cash flows from operating activities:
Net income (loss)	(2,613.9)	(412.0)	(2,291.0)	(2,246.0)	(747.2)	(638.9)	(2,418.3)	(2,242.5)	(694.4)	7,145.0	17,883.6	(3,350.9)	7,374
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	1,078.6	386.9	(8,764.1)	(1,289.2)	8,413.7	(1,982.6)	(7,723.5)	(8,281.1)	(10,209.4)	12,266.4	24,135.1	(7,896.7)	134

Net cash provided by (used in) operating activities	(705.3)	814.9	(10,205.1)	(2,675.2)	8,536.5	(1,741.5)	(9,251.8)	(9,623.6)	(9,993.8)	20,331.4	42,948.7	(10,307.6)	18,128

Cash flows from investing activities:
Additions to property, fixtures and equipment	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—	—	—	—

Net (increase) decrease in Revolver before change in cash and cash equivalents	(1,066.3)	447.9	(10,578.1)	(3,054.2)	8,151.5	(2,132.5)	(9,648.8)	(10,026.6)	(10,402.8)	19,916.4	42,527.7	(10,734.6)	13,400

Cash and cash equivalents at beginning of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	21,337.4	2,740
Cash and cash equivalents at end of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	21,337.4	10,602.8	10,603

Net change in cash	—	—	—	—	—	—	—	—	—	—	18,597.4	(10,734.6)	7,863

Net borrowings (payments) on revolving line of credit	1,066.3	(447.9)	10,578.1	3,054.2	(8,151.5)	2,132.5	9,648.8	10,026.6	10,402.8	(19,916.4)	(23,930.3)	—	(5,537)

Beginning Revolver Balance	5,536.8	6,603.1	6,155.2	16,733.3	19,787.5	11,636.0	13,768.5	23,417.3	33,444.0	43,846.7	23,930.3	—

Ending Revolver Balance	6,603.1	6,155.2	16,733.3	19,787.5	11,636.0	13,768.5	23,417.3	33,444.0	43,846.7	23,930.3	—	—

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(441.9)	(439.5)	(219.8)	(294.5)	(291.9)	(580.4)	144.9	(177.3)	(732.9)	(1,972.7)	1,109.6	3,745.6	(151)
Merchandise inventories	(985.6)	(5,330.2)	(1,734.5)	4,552.3	461.9	(4,817.9)	(3,130.2)	(11,554.9)	(7,376.9)	3,451.7	26,960.7	(1,766.6)	(1,270)
Other current assets	(375.9)	(234.0)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(252.0)	1,083.0	2,822.8	879.9	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	2.0	—	—	—	—	—	—	214
Accounts payable	3,196.6	5,420.4	(6,341.1)	(5,900.5)	6,784.5	3,504.4	(2,874.7)	6,274.7	(2,037.9)	7,242.9	(10,183.2)	(3,733.9)	1,352
Accrued expenses	(546.6)	783.2	(892.7)	(11.5)	1,107.2	(425.7)	(357.5)	597.2	53.3	2,778.5	3,516.2	(7,222.7)	(621)
Accrued payroll and payroll expenses	232.0	134.0	81.0	22.0	9.0	50.0	74.0	78.0	137.0	(317.0)	(91.0)	201.0	610

Changes in assets and liabilities	1,079	387	(8,764)	(1,289)	8,414	(1,983)	(7,724)	(8,281)	(10,209)	12,266	24,135	(7,897)	134

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	39 weeks Total FY 2003	Qtr 1 2004 5/1/2004	Qtr 2 2004 7/31/2004	Qtr 3 2004 10/30/2004	Qtr 4 2004 1/29/2005	Total FY 2004	Qtr 1 2005 4/30/2005	Qtr 2 2005 7/30/2005	Qtr 3 2005 10/29/2005	Qtr 4 2005 1/28/2006	Total FY 2005
Sales: retail	63,604.2	70,220.5	68,591.9	126,313.9	265,126.3	70,042.1	76,439.3	74,354.4	134,194.3	355,030.1	73,769.7	80,934.3	79,080.4	141,256.2	375,040.6
Sales: catalog/internet	2,942.8	1,639.2	5,565.3	17,888.3	25,092.8	3,238.0	1,804.0	6,401.0	20,572.0	32,015.0	3,564.0	1,986.0	7,041.0	22,629.0	35,220.0
Sales: other closing stores	29,466.8	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	96,013.8	71,859.7	74,157.2	144,202.2	290,219.1	73,280.1	78,243.3	80,755.4	154,766.3	387,045.1	77,333.7	82,920.3	86,121.4	163,885.2	410,260.6

Cost of sales: retail	34,382.9	38,038.9	36,987.1	71,077.0	146,103.0	37,795.5	41,323.4	39,923.5	75,269.6	194,312.0	39,700.7	43,639.9	42,361.1	79,018.2	204,719.9
Cost of sales: catalog/internet	1,586.8	884.9	2,985.0	10,065.6	13,935.5	1,745.9	973.9	3,433.3	11,575.7	17,728.8	1,921.7	1,072.1	3,776.5	12,733.2	19,503.6
Cost of sales: other closing stores	29,581.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	65,551.6	38,923.8	39,972.1	81,142.6	160,038.5	39,541.5	42,297.2	43,356.8	86,845.3	212,040.8	41,622.4	44,712.0	46,137.6	91,751.4	224,223.4

Gross margin: retail	29,221.3	32,181.6	31,604.8	55,236.9	119,023.3	32,246.6	35,115.9	34,430.9	58,924.7	160,718.1	34,069.0	37,294.4	36,719.3	62,238.0	170,320.7
Gross margin: catalog/internet	1,356.0	754.3	2,580.3	7,822.7	11,157.3	1,492.1	830.1	2,967.7	8,996.3	14,286.2	1,642.3	913.9	3,264.5	9,895.8	15,716.4
Gross margin: other closing stores	(115.1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	30,462.2	32,935.9	34,185.1	63,059.6	130,180.6	33,738.6	35,946.1	37,398.6	67,921.0	175,004.3	35,711.3	38,208.3	39,983.8	72,133.8	186,037.2

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	9,179.4	9,179.4	9,179.4	10,748.0	29,106.8	9,500.0	9,500.0	9,500.0	11,123.0	39,623.0	9,832.0	9,832.0	9,832.0	11,512.0	41,008.0
Occupancy	13,534.1	13,550.6	13,570.4	13,616.0	40,737.0	13,678.3	13,695.0	13,714.9	13,761.0	54,849.2	14,698.8	14,715.8	14,735.9	14,782.4	58,932.9
Marketing	1,166.4	1,689.6	1,689.6	2,534.6	5,913.8	1,193.8	1,729.2	1,729.2	2,594.0	7,246.2	1,221.7	1,769.7	1,769.7	2,654.6	7,415.7
Store operating expenses	3,142.6	3,274.9	3,242.3	4,396.8	10,914.0	3,291.9	3,420.4	3,378.9	4,575.7	14,666.9	3,385.8	3,530.0	3,493.3	4,737.6	15,146.7
Other/Store closing costs	14,544.1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	41,566.6	27,694.5	27,681.7	31,295.4	86,671.6	27,664.0	28,344.6	28,323.0	32,053.7	116,385.3	29,138.3	29,847.5	29,830.9	33,686.6	122,503.3

Retail Admin	875.0	875.0	875.0	875.0	2,625.0	897.0	897.0	897.0	897.0	3,588.0	920.0	920.0	920.0	920.0	3,680.0

Total store operating expense	42,441.6	28,569.5	28,556.7	32,170.4	89,296.6	28,561.0	29,241.6	29,220.0	32,950.7	119,973.3	30,058.3	30,767.5	30,750.9	34,606.6	126,183.3

Catalog/Internet Expenses	1,127.6	1,135.1	1,773.6	5,828.6	8,737.3	1,161.7	1,160.0	3,421.6	4,240.7	9,984.0	1,198.6	1,186.6	3,476.2	4,376.3	10,237.7
Contribution Retail	1,323.8	3,612.1	3,048.1	23,066.5	29,726.7	3,685.6	5,874.3	5,210.9	25,974.0	40,744.8	4,010.7	6,526.9	5,968.4	27,631.4	44,137.4
Contribution Closing stores	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	228.4	(380.8)	806.7	1,994.1	2,420.0	330.4	(329.9)	(453.9)	4,755.6	4,302.2	443.7	(272.7)	(211.7)	5,519.5	5,478.7

Contibution	(13,107.0)	3,231.3	3,854.8	25,060.6	32,146.7	4,015.9	5,544.5	4,757.0	30,729.6	45,047.0	4,454.4	6,254.2	5,756.7	33,150.9	49,616.2

Distribution & FR8	2,892.2	2,778.2	3,613.1	3,865.8	10,257.1	3,123.5	3,000.5	3,902.1	4,175.1	14,201.2	3,299.5	3,169.6	4,122.0	4,410.4	15,001.5
General & Admin	3,626.0	3,626.0	3,626.0	3,626.0	10,878.0	3,717.0	3,717.0	3,717.0	3,717.0	14,868.0	3,792.0	3,792.0	3,792.0	3,792.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(4,966.0)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

EBITDA—Closers	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(19,625.2)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

Reoganization Costs (Gain)	(37,164.1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	1,680.0	1,707.0	1,734.0	1,743.0	5,184.0	1,776.0	1,866.0	1,956.0	2,046.0	7,644.0	2,106.0	2,196.0	2,286.0	2,376.0	8,964.0

EBIT	15,858.9	(4,879.9)	(5,118.3)	15,825.8	5,827.6	(4,600.6)	(3,039.0)	(4,818.1)	20,791.5	8,333.8	(4,743.1)	(2,903.4)	(4,443.3)	22,572.5	10,482.7

Interest	1,176.7	1,056.5	1,281.3	1,145.5	3,483.3	846.6	952.8	1,086.3	1,044.4	3,930.1	498.8	653.7	836.9	819.8	2,809.2

Pre-tax	14,682.2	(5,936.4)	(6,399.6)	14,680.3	2,344.3	(5,447.2)	(3,991.8)	(5,904.4)	19,747.1	4,403.7	(5,241.9)	(3,557.1)	(5,280.2)	21,752.7	7,673.5

Income taxes	75.0	75.0	75.0	75.0	225.0	75.0	75.0	75.0	75.0	300.0	75.0	75.0	75.0	75.0	300.0

Net Income(loss)	14,607.2	(6,011.4)	(6,474.6)	14,605.3	2,119.3	(5,522.2)	(4,066.8)	(5,979.4)	19,672.1	4,103.7	(5,316.9)	(3,632.1)	(5,355.2)	21,677.7	7,373.5

FAO, Inc.

Consolidated Statements of Operations

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	Total FY 2003	Qtr 1 2004 5/3/2003	Qtr 2 2004 8/2/2003	Qtr 3 2004 11/1/2003	Qtr 4 2004 1/31/2004	Total FY 2004	Qtr 1 2005 5/3/2003	Qtr 2 2005 8/2/2003	Qtr 3 2005 11/1/2003	Qtr 4 2005 1/31/2004	Total FY 2005
Sales: retail	66.2%	97.7%	92.5%	87.6%	91.4%	95.6%	97.7%	92.1%	86.7%	91.7%	95.4%	97.6%	91.8%	86.2%	91.4%
Sales: catalog/internet	3.1%	2.3%	7.5%	12.4%	8.6%	4.4%	2.3%	7.9%	13.3%	8.3%	4.6%	2.4%	8.2%	13.8%	8.6%
Sales: other	30.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.7%	53.8%	53.9%	53.6%	55.9%	54.6%
Cost of sales: catalog/internet	53.9%	54.0%	53.6%	56.3%	55.5%	53.9%	54.0%	53.6%	56.3%	55.4%	53.9%	54.0%	53.6%	56.3%	55.4%
Cost of sales: other	100.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Cost of sales	68.3%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.8%	53.8%	53.9%	53.6%	56.0%	54.7%

Gross margin: retail	45.9%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.3%	46.2%	46.1%	46.4%	44.1%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.4%	43.7%	44.5%	46.1%	46.0%	46.4%	43.7%	44.6%	46.1%	46.0%	46.4%	43.7%	44.6%
Gross margin: other	-0.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Gross margin	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.4%	8.5%	11.0%	13.6%	12.4%	12.8%	8.3%	11.2%	13.3%	12.1%	12.4%	8.1%	10.9%
Occupancy	21.3%	19.3%	19.8%	10.8%	15.4%	19.5%	17.9%	18.4%	10.3%	15.4%	19.9%	18.2%	18.6%	10.5%	15.7%
Marketing	1.8%	2.4%	2.5%	2.0%	2.2%	1.7%	2.3%	2.3%	1.9%	2.0%	1.7%	2.2%	2.2%	1.9%	2.0%
Store operating expenses	4.9%	4.7%	4.7%	3.5%	4.1%	4.7%	4.5%	4.5%	3.4%	4.1%	4.6%	4.4%	4.4%	3.4%	4.0%
Other/Store closing costs	22.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	65.4%	39.4%	40.4%	24.8%	32.7%	39.5%	37.1%	38.1%	23.9%	32.8%	39.5%	36.9%	37.7%	23.8%	32.7%

Retail Admin	1.4%	1.2%	1.3%	0.7%	1.0%	1.3%	1.2%	1.2%	0.7%	1.0%	1.2%	1.1%	1.2%	0.7%	1.0%

Total store operating expense	66.7%	40.7%	41.6%	25.5%	33.7%	40.8%	38.3%	39.3%	24.6%	33.8%	40.7%	38.0%	38.9%	24.5%	33.6%

Catalog/Internet Expenses	38.3%	69.2%	31.9%	32.6%	34.8%	35.9%	64.3%	53.5%	20.6%	31.2%	33.6%	59.7%	49.4%	19.3%	29.1%

Contribution Retail	2.1%	5.1%	4.4%	18.3%	11.2%	5.3%	7.7%	7.0%	19.4%	11.5%	5.4%	8.1%	7.5%	19.6%	11.8%
Contribution Closing stores	-498.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Contribution Direct-to-consumer	7.8%	-23.2%	14.5%	11.1%	9.6%	10.2%	-18.3%	-7.1%	23.1%	13.4%	12.4%	-13.7%	-3.0%	24.4%	15.6%

Contibution	-13.7%	4.5%	5.2%	17.4%	11.1%	5.5%	7.1%	5.9%	19.9%	11.6%	5.8%	7.5%	6.7%	20.2%	12.1%

Distribution & FR8	3.0%	3.9%	4.9%	2.7%	3.5%	4.3%	3.8%	4.8%	2.7%	3.7%	4.3%	3.8%	4.8%	2.7%	3.7%
General & Admin	3.8%	5.0%	4.9%	2.5%	3.7%	5.1%	4.8%	4.6%	2.4%	3.8%	4.9%	4.6%	4.4%	2.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.5%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

EBITDA—Closers	-49.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-20.4%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

Depreciation	1.7%	2.4%	2.3%	1.2%	1.8%	2.4%	2.4%	2.4%	1.3%	2.0%	2.7%	2.6%	2.7%	1.4%	2.2%

EBIT	16.5%	-6.8%	-6.9%	11.0%	2.0%	-6.3%	-3.9%	-6.0%	13.4%	2.2%	-6.1%	-3.5%	-5.2%	13.8%	2.6%

Interest	1.2%	1.5%	1.7%	0.8%	1.2%	1.2%	1.2%	1.3%	0.7%	1.0%	0.6%	0.8%	1.0%	0.5%	0.7%

Pre-tax	15.3%	-8.3%	-8.6%	10.2%	0.8%	-7.4%	-5.1%	-7.3%	12.8%	1.1%	-6.8%	-4.3%	-6.1%	13.3%	1.9%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%

Net Income(loss)	15.2%	-8.4%	-8.7%	10.1%	0.7%	-7.5%	-5.2%	-7.4%	12.7%	1.1%	-6.9%	-4.4%	-6.2%	13.2%	1.8%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	39 weeks Total FY 2003
Sales: retail	18,527.8	25,331.5	19,744.9	19,926.6	26,268.9	24,025.0	19,985.8	24,607.2	23,998.9	40,800.3	67,789.7	17,723.9	265,126.3
Sales: catalog/internet	691.0	1,467.6	784.2	496.4	675.9	466.9	349.4	1,744.5	3,471.4	7,980.6	9,209.4	698.3	25,092.8
Sales: other closing stores	19,059.7	10,407.1	—	—	—	—	—	—	—	—	—	—	—

Sales	38,278.5	37,206.2	20,529.1	20,423.0	26,944.8	24,491.9	20,335.2	26,351.7	27,470.3	48,780.9	76,999.1	18,422.2	290,219.1

Cost of sales: retail	10,022.4	13,732.6	10,627.9	10,758.8	14,263.3	13,016.8	10,770.3	13,260.4	12,956.4	22,980.2	38,462.6	9,634.2	146,103.0
Cost of sales: catalog/internet	372.7	793.2	420.9	267.2	365.4	252.4	186.7	932.1	1,866.2	4,470.7	5,219.0	375.9	13,935.5
Cost of sales: other	18,530.8	11,051.1	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	28,925.9	25,576.9	11,048.8	11,026.0	14,628.7	13,269.2	10,957.0	14,192.5	14,822.6	27,450.9	43,681.6	10,010.1	160,038.5

Gross margin: retail	8,505.4	11,598.9	9,117.0	9,167.8	12,005.6	11,008.2	9,215.5	11,346.8	11,042.5	17,820.1	29,327.1	8,089.7	119,023.3
Gross margin: catalog/internet	318.3	674.4	363.3	229.2	310.5	214.5	162.7	812.4	1,605.2	3,509.9	3,990.4	322.4	11,157.3
Gross margin: other	528.9	(644.0)	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,352.6	11,629.3	9,480.3	9,397.0	12,316.1	11,222.7	9,378.2	12,159.2	12,647.7	21,330.0	33,317.5	8,412.1	130,180.6

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	3,522.2	4,401.4	2,824.4	29,106.8
Occupancy	4,505.7	4,513.9	4,514.5	4,514.2	4,517.3	4,519.1	4,518.5	4,523.3	4,528.6	4,533.7	4,544.4	4,537.9	40,737.0
Marketing	301.6	301.6	563.2	563.2	563.2	563.2	563.2	563.2	563.2	844.9	1,126.5	563.2	5,913.8
Store operating expenses	994.1	1,130.1	1,018.4	1,022.0	1,148.9	1,104.0	1,023.2	1,115.6	1,103.5	1,439.5	1,979.3	978.0	10,914.0
Other/Store closing costs	8,430.5	6,113.6	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	17,056.3	15,589.8	8,920.5	8,923.8	9,760.0	9,010.7	8,929.3	9,732.7	9,019.7	10,340.3	12,051.6	8,903.5	86,671.6

Retail Admin	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	2,625.0

Total store operating expense	17,325.3	15,926.8	9,189.5	9,192.8	10,097.0	9,279.7	9,198.3	10,069.7	9,288.7	10,609.3	12,388.6	9,172.5	89,296.6

Catalog/Internet Expenses	269.7	486.1	371.8	351.1	432.8	351.2	242.6	1,240.3	290.7	2,808.8	2,648.6	371.2	8,737.3

Contribution Retail	(389.4)	1,785.7	(72.5)	(25.0)	1,908.6	1,728.5	17.2	1,277.1	1,753.8	7,210.8	16,938.5	(1,082.8)	29,726.7
Contribution Closing stores	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	48.6	188.3	(8.5)	(121.9)	(122.3)	(136.7)	(79.9)	(427.9)	1,314.5	701.1	1,341.8	(48.8)	2,420.0

Contibution	(8,242.4)	(4,783.6)	(81.0)	(146.9)	1,786.3	1,591.8	(62.7)	849.2	3,068.3	7,911.9	18,280.3	(1,131.6)	32,146.7

Distribution & FR8	845.6	1,106.2	940.4	882.4	1,013.8	882.0	989.3	1,326.3	1,297.5	1,462.0	1,567.9	835.9	10,257.1
General & Admin	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	10,878.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(2,302.4)	(526.2)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	6,045.6

EBITDA—Closers	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(10,204.0)	(7,283.8)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	11,011.6

Reoganization Costs (Gain)	200.0	200.0	(37,564.1)	—	—	—	—	—	—	—	—	—	—
Depreciation	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	5,184.0

EBIT	(10,963.0)	(8,043.8)	34,865.7	(2,707.3)	(1,190.5)	(982.2)	(2,745.0)	(2,449.1)	75.8	4,753.9	14,737.4	(3,665.5)	5,827.6

Interest	425.8	385.5	365.4	358.1	358.0	340.4	366.3	434.9	480.1	481.6	358.8	305.1	3,483.3

Pre-tax	(11,388.8)	(8,429.3)	34,500.3	(3,065.4)	(1,548.5)	(1,322.6)	(3,111.3)	(2,884.0)	(404.3)	4,272.3	14,378.6	(3,970.6)	2,344.3

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	225.0

Net Income(loss)	(11,413.8)	(8,454.3)	34,475.3	(3,090.4)	(1,573.5)	(1,347.6)	(3,136.3)	(2,909.0)	(429.3)	4,247.3	14,353.6	(3,995.6)	2,119.3

	Feb-03 03/01/2003	Mar-03 04/05/2003	Apr-03 05/03/2003	May-03 05/31/2003	Jun-03 07/05/2003	Jul-03 08/02/2003	Aug-03 08/30/2003	Sep-03 10/04/2003	Oct-03 11/01/2003	Nov-03 11/29/2003	Dec-03 01/03/2004	Jan-03 01/31/2004	Total FY 2003
Sales: retail	48.4%	68.1%	96.2%	97.6%	97.5%	98.1%	98.3%	93.4%	87.4%	83.6%	88.0%	96.2%	91.4%
Sales: catalog/internet	1.8%	3.9%	3.8%	2.4%	2.5%	1.9%	1.7%	6.6%	12.6%	16.4%	12.0%	3.8%	8.6%
Sales: other	49.8%	28.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.4%	55.1%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.5%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	75.6%	68.7%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.3%	55.1%

Gross margin: retail	45.9%	45.8%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.6%	44.9%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.5%
Gross margin: other	2.8%	-6.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	15.2%	13.9%	14.3%	14.2%	13.4%	11.8%	14.1%	14.3%	11.8%	8.6%	6.5%	15.9%	11.0%
Occupancy	24.3%	17.8%	22.9%	22.7%	17.2%	18.8%	22.6%	18.4%	18.9%	11.1%	6.7%	25.6%	15.4%
Marketing	1.6%	1.2%	2.9%	2.8%	2.1%	2.3%	2.8%	2.3%	2.3%	2.1%	1.7%	3.2%	2.2%
Store operating expenses	5.4%	4.5%	5.2%	5.1%	4.4%	4.6%	5.1%	4.5%	4.6%	3.5%	2.9%	5.5%	4.1%
Other/Store closing costs	45.5%	24.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	92.1%	61.5%	45.2%	44.8%	37.2%	37.5%	44.7%	39.6%	37.6%	25.3%	17.8%	50.2%	32.7%

Retail Admin	1.5%	1.3%	1.4%	1.3%	1.3%	1.1%	1.3%	1.4%	1.1%	0.7%	0.5%	1.5%	1.0%

Total store operating expense	93.5%	62.9%	46.5%	46.1%	38.4%	38.6%	46.0%	40.9%	38.7%	26.0%	18.3%	51.8%	33.7%

Catalog/Internet Expenses	39.0%	33.1%	47.4%	70.7%	64.0%	75.2%	69.4%	71.1%	8.4%	35.2%	28.8%	53.2%	34.8%

Contribution Retail	-2.1%	7.0%	-0.4%	-0.1%	7.3%	7.2%	0.1%	5.2%	7.3%	17.7%	25.0%	-6.1%	11.2%
Contribution Closing stores
Contribution Direct-to-consumer	7.0%	12.8%	-1.1%	-24.5%	-18.1%	-29.3%	-22.9%	-24.5%	37.9%	8.8%	14.6%	-7.0%	9.6%

Contibution	-21.5%	-12.9%	-0.4%	-0.7%	6.6%	6.5%	-0.3%	3.2%	11.2%	16.2%	23.7%	-6.1%	11.1%

Distribution & FR8	2.2%	3.0%	4.6%	4.3%	3.8%	3.6%	4.9%	5.0%	4.7%	3.0%	2.0%	4.5%	3.5%
General & Admin	2.9%	3.7%	5.4%	5.5%	5.2%	4.6%	5.5%	5.3%	4.1%	2.3%	1.8%	6.1%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-12.0%	-2.0%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	2.1%

EBITDA—Closers	-41.5%	-64.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-26.7%	-19.6%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	3.8%

Depreciation	1.5%	1.5%	2.7%	2.8%	2.1%	2.4%	2.8%	2.2%	2.1%	1.2%	0.8%	3.2%	1.8%

EBIT	-28.6%	-21.6%	169.8%	-13.3%	-4.4%	-4.0%	-13.5%	-9.3%	0.3%	9.7%	19.1%	-19.9%	2.0%

Interest	1.1%	1.0%	1.8%	1.8%	1.3%	1.4%	1.8%	1.7%	1.7%	1.0%	0.5%	1.7%	1.2%

Pre-tax	-29.8%	-22.7%	168.1%	-15.0%	-5.7%	-5.4%	-15.3%	-10.9%	-1.5%	8.8%	18.7%	-21.6%	0.8%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%

Net Income(loss)	-29.8%	-22.7%	167.9%	-15.1%	-5.8%	-5.5%	-15.4%	-11.0%	-1.6%	8.7%	18.6%	-21.7%	0.7%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-04 02/28/2004	Mar-04 04/03/2004	Apr-04 05/01/2004	May-04 05/29/2004	Jun-04 07/03/2004	Jul-04 07/31/2004	Aug-04 08/28/2004	Sep-04 10/02/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 01/01/2005	Jan-04 01/29/2005	Total FY 2004
Sales: retail	20,356.0	27,790.6	21,895.5	22,177.3	28,321.8	25,940.2	21,901.0	26,554.0	25,899.4	43,251.1	71,498.5	19,444.7	355,030.1
Sales: catalog/internet	760.0	1,615.0	863.0	547.0	744.0	513.0	402.0	2,007.0	3,992.0	9,178.0	10,591.0	803.0	32,015.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	21,116.0	29,405.6	22,758.5	22,724.3	29,065.8	26,453.2	22,303.0	28,561.0	29,891.4	52,429.1	82,089.5	20,247.7	387,045.1

Cost of sales: retail	10,990.2	15,043.1	11,762.3	11,951.3	15,330.6	14,041.4	11,741.1	14,232.9	13,949.4	24,242.2	40,503.9	10,523.5	194,312.0
Cost of sales: catalog/internet	409.9	872.9	463.2	294.4	402.2	277.3	214.8	1,072.3	2,146.1	5,141.5	6,001.9	432.3	17,728.8
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,400.1	15,916.0	12,225.4	12,245.7	15,732.8	14,318.7	11,956.0	15,305.3	16,095.5	29,383.8	46,505.8	10,955.7	212,040.8

Gross margin: retail	9,365.8	12,747.5	10,133.2	10,226.0	12,991.2	11,898.8	10,159.9	12,321.1	11,950.0	19,008.9	30,994.6	8,921.2	160,718.1
Gross margin: catalog/internet	350.1	742.1	399.8	252.6	341.8	235.7	187.2	934.7	1,845.9	4,036.5	4,589.1	370.7	14,286.2
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,715.9	13,489.6	10,533.1	10,478.6	13,333.0	12,134.5	10,347.0	13,255.7	13,795.9	23,045.3	35,583.7	9,292.0	175,004.3

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	3,645.0	4,555.0	2,923.0	39,623.0
Occupancy	4,553.7	4,562.0	4,562.6	4,562.3	4,565.4	4,567.3	4,566.6	4,571.5	4,576.8	4,582.0	4,592.8	4,586.2	54,849.2
Marketing	308.7	308.7	576.4	576.4	576.4	576.4	576.4	576.4	576.4	864.7	1,152.9	576.4	7,246.2
Store operating expenses	1,037.3	1,185.9	1,068.7	1,074.4	1,196.8	1,149.2	1,068.8	1,161.7	1,148.4	1,495.4	2,060.6	1,019.7	14,666.9
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	8,822.7	9,710.6	9,130.7	9,136.1	9,992.6	9,215.9	9,134.8	9,963.6	9,224.6	10,587.1	12,361.3	9,105.3	116,385.3

Retail Admin	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	3,588.0

Total store operating expense	9,098.7	10,055.6	9,406.7	9,412.1	10,337.6	9,491.9	9,410.8	10,308.6	9,500.6	10,863.1	12,706.3	9,381.3	119,973.3

Catalog/Internet Expenses	278.7	502.0	381.0	358.3	443.4	358.3	250.1	1,496.6	1,674.9	1,881.0	1,976.8	382.9	9,984.0

Contribution Retail	267.1	2,691.9	726.5	813.9	2,653.6	2,406.9	749.1	2,012.5	2,449.4	8,145.8	18,288.3	(460.1)	40,744.8
Contribution Closing stores
Contribution Direct-to-consumer	71.4	240.1	18.8	(105.7)	(101.6)	(122.6)	(62.9)	(561.9)	171.0	2,155.5	2,612.3	(12.2)	4,302.2

Contibution	338.5	2,932.0	745.4	708.2	2,552.0	2,284.3	686.1	1,450.5	2,620.4	10,301.2	20,900.6	(472.2)	45,047.0

Distribution & FR8	913.2	1,194.7	1,015.6	953.0	1,094.9	952.6	1,068.4	1,432.4	1,401.3	1,579.0	1,693.3	902.8	14,201.2
General & Admin	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	14,868.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644.0

EBIT	(2,300.7)	(283.7)	(2,016.2)	(2,000.8)	(593.9)	(444.3)	(2,168.3)	(2,062.9)	(586.9)	6,906.2	17,096.3	(3,211.0)	8,333.8

Interest	276.4	278.9	291.3	316.4	329.3	307.1	327.3	366.9	392.1	414.8	368.0	261.6	3,930.1

Pre-tax	(2,577.1)	(562.6)	(2,307.5)	(2,317.2)	(923.2)	(751.4)	(2,495.6)	(2,429.8)	(979.0)	6,491.4	16,728.3	(3,472.6)	4,403.7

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income (loss)	(2,602.1)	(587.6)	(2,332.5)	(2,342.2)	(948.2)	(776.4)	(2,520.6)	(2,454.8)	(1,004.0)	6,466.4	16,703.3	(3,497.6)	4,103.7

	Feb-04 02/28/2004	Mar-04 04/03/2004	Apr-04 05/01/2004	May-04 05/29/2004	Jun-04 07/03/2004	Jul-04 07/31/2004	Aug-04 08/28/2004	Sep-04 10/02/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 01/01/2005	Jan-04 01/29/2005	Total FY 2004
Sales: retail	96.4%	94.5%	96.2%	97.6%	97.4%	98.1%	98.2%	93.0%	86.6%	82.5%	87.1%	96.0%	91.7%
Sales: catalog/internet	3.6%	5.5%	3.8%	2.4%	2.6%	1.9%	1.8%	7.0%	13.4%	17.5%	12.9%	4.0%	8.3%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.9%	56.1%	56.7%	54.1%	54.7%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.8%	56.0%	56.7%	54.1%	54.8%

Gross margin: retail	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.1%	44.0%	43.4%	45.9%	45.3%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.3%	13.2%	12.9%	11.3%	13.3%	13.8%	11.3%	8.4%	6.4%	15.0%	11.2%
Occupancy	22.4%	16.4%	20.8%	20.6%	16.1%	17.6%	20.9%	17.2%	17.7%	10.6%	6.4%	23.6%	15.4%
Marketing	1.5%	1.1%	2.6%	2.6%	2.0%	2.2%	2.6%	2.2%	2.2%	2.0%	1.6%	3.0%	2.0%
Store operating expenses	5.1%	4.3%	4.9%	4.8%	4.2%	4.4%	4.9%	4.4%	4.4%	3.5%	2.9%	5.2%	4.1%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.3%	34.9%	41.7%	41.2%	35.3%	35.5%	41.7%	37.5%	35.6%	24.5%	17.3%	46.8%	32.8%

Retail Admin	1.4%	1.2%	1.3%	1.2%	1.2%	1.1%	1.3%	1.3%	1.1%	0.6%	0.5%	1.4%	1.0%

Total store operating expense	44.7%	36.2%	43.0%	42.4%	36.5%	36.6%	43.0%	38.8%	36.7%	25.1%	17.8%	48.2%	33.8%

Catalog/Internet Expenses	36.7%	31.1%	44.1%	65.5%	59.6%	69.8%	62.2%	74.6%	42.0%	20.5%	18.7%	47.7%	31.2%

Contribution Retail	1.3%	9.7%	3.3%	3.7%	9.4%	9.3%	3.4%	7.6%	9.5%	18.8%	25.6%	-2.4%	11.5%
Contribution Closing stores
Contribution Direct-to-consumer	9.4%	14.9%	2.2%	-19.3%	-13.7%	-23.9%	-15.7%	-28.0%	4.3%	23.5%	24.7%	-1.5%	13.4%

Contibution	1.6%	10.0%	3.3%	3.1%	8.8%	8.6%	3.1%	5.1%	8.8%	19.6%	25.5%	-2.3%	11.6%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.7%	3.0%	2.1%	4.5%	3.7%
General & Admin	5.4%	4.9%	5.0%	5.0%	4.9%	4.3%	5.1%	5.0%	3.8%	2.2%	1.7%	5.7%	3.8%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%
Depreciation	2.8%	2.0%	2.6%	2.7%	2.1%	2.4%	2.9%	2.3%	2.2%	1.3%	0.8%	3.4%	2.0%

EBIT	-10.9%	-1.0%	-8.9%	-8.8%	-2.0%	-1.7%	-9.7%	-7.2%	-2.0%	13.2%	20.8%	-15.9%	2.2%

Interest	1.3%	0.9%	1.3%	1.4%	1.1%	1.2%	1.5%	1.3%	1.3%	0.8%	0.4%	1.3%	1.0%

Pre-tax	-12.2%	-1.9%	-10.1%	-10.2%	-3.2%	-2.8%	-11.2%	-8.5%	-3.3%	12.4%	20.4%	-17.2%	1.1%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income (loss)	-12.3%	-2.0%	-10.2%	-10.3%	-3.3%	-2.9%	-11.3%	-8.6%	-3.4%	12.3%	20.3%	-17.3%	1.1%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY 2005
Sales: retail	21,434.0	29,249.6	23,086.1	23,547.9	29,977.9	27,408.5	23,313.7	28,199.4	27,567.3	45,433.1	74,814.6	21,008.5	375,040.6
Sales: catalog/internet	837.0	1,777.0	950.0	602.0	819.0	565.0	443.0	2,207.0	4,391.0	10,096.0	11,650.0	883.0	35,220.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	22,271.0	31,026.6	24,036.1	24,149.9	30,796.9	27,973.5	23,756.7	30,406.4	31,958.3	55,529.1	86,464.6	21,891.5	410,260.6

Cost of sales: retail	11,542.2	15,788.9	12,369.5	12,657.0	16,185.1	14,797.8	12,468.2	15,078.2	14,814.7	25,397.1	42,270.2	11,350.9	204,719.9
Cost of sales: catalog/internet	451.4	960.5	509.9	324.0	442.8	305.4	236.7	1,179.2	2,360.6	5,655.8	6,602.1	475.3	19,503.6
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,993.6	16,749.4	12,879.4	12,981.0	16,627.8	15,103.2	12,704.9	16,257.4	17,175.3	31,052.9	48,872.3	11,826.2	224,223.4

Gross margin: retail	9,891.8	13,460.7	10,716.6	10,890.9	13,792.8	12,610.7	10,845.5	13,121.2	12,752.6	20,036.0	32,544.4	9,657.6	170,320.7
Gross margin: catalog/internet	385.6	816.5	440.1	278.0	376.2	259.6	206.3	1,027.8	2,030.4	4,440.2	5,047.9	407.7	15,716.4
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	10,277.4	14,277.2	11,156.7	11,168.9	14,169.1	12,870.3	11,051.8	14,149.0	14,783.0	24,476.2	37,592.3	10,065.3	186,037.2

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,773.0	4,714.0	3,025.0	41,008.0
Occupancy	4,893.8	4,902.2	4,902.8	4,902.5	4,905.7	4,907.6	4,906.9	4,911.8	4,917.2	4,922.4	4,933.3	4,926.7	58,932.9
Marketing	315.9	315.9	589.9	589.9	589.9	589.9	589.9	589.9	589.9	884.9	1,179.8	589.9	7,415.7
Store operating expenses	1,065.2	1,221.6	1,099.0	1,108.3	1,236.5	1,185.2	1,103.6	1,201.3	1,188.4	1,545.8	2,134.2	1,057.6	15,146.7
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	9,299.9	10,221.7	9,616.7	9,625.7	10,514.1	9,707.7	9,625.4	10,485.0	9,720.5	11,126.1	12,961.3	9,599.2	122,503.3

Retail Admin	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	3,680.0

Total store operating expense	9,582.9	10,575.7	9,899.7	9,908.7	10,868.1	9,990.7	9,908.4	10,839.0	10,003.5	11,409.1	13,315.3	9,882.2	126,183.3

Catalog/Internet Expenses	288.5	519.2	390.9	365.9	454.7	366.0	257.0	1,514.8	1,704.4	1,941.4	2,042.0	392.9	10,237.7

Contribution Retail	308.9	2,885.0	816.9	982.2	2,924.7	2,620.0	937.1	2,282.2	2,749.1	8,626.9	19,229.1	(224.6)	44,137.4
Contribution Closing stores
Contribution Direct-to-consumer	97.1	297.3	49.2	(87.9)	(78.5)	(106.4)	(50.7)	(487.0)	326.0	2,498.8	3,005.9	14.8	5,478.7

Contibution	406.0	3,182.3	866.1	894.3	2,846.3	2,513.6	886.4	1,795.2	3,075.1	11,125.7	22,235.0	(209.8)	49,616.2

Distribution & FR8	964.7	1,262.0	1,072.8	1,006.7	1,156.6	1,006.3	1,128.6	1,513.1	1,480.3	1,668.0	1,788.7	953.7	15,001.5
General & Admin	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964.0

EBIT	(2,417.7)	(239.7)	(2,085.7)	(2,001.4)	(500.3)	(401.7)	(2,161.2)	(1,937.9)	(344.2)	7,508.7	18,196.3	(3,132.5)	10,482.7

Interest	171.2	147.3	180.3	219.6	221.9	212.2	232.1	279.6	325.2	338.7	287.7	193.4	2,809.2

Pre-tax	(2,588.9)	(387.0)	(2,266.0)	(2,221.0)	(722.2)	(613.9)	(2,393.3)	(2,217.5)	(669.4)	7,170.0	17,908.6	(3,325.9)	7,673.5

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income(loss)	(2,613.9)	(412.0)	(2,291.0)	(2,246.0)	(747.2)	(638.9)	(2,418.3)	(2,242.5)	(694.4)	7,145.0	17,883.6	(3,350.9)	7,373.5

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY 2005
Sales: retail	96.2%	94.3%	96.0%	97.5%	97.3%	98.0%	98.1%	92.7%	86.3%	81.8%	86.5%	96.0%	91.4%
Sales: catalog/internet	3.8%	5.7%	4.0%	2.5%	2.7%	2.0%	1.9%	7.3%	13.7%	18.2%	13.5%	4.0%	8.6%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.6%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.7%

Gross margin: retail	46.2%	46.0%	46.4%	46.3%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.1%	12.9%	13.1%	12.8%	12.6%	11.0%	13.0%	13.4%	11.0%	8.3%	6.3%	14.4%	10.9%
Occupancy	22.8%	16.8%	21.2%	20.8%	16.4%	17.9%	21.0%	17.4%	17.8%	10.8%	6.6%	23.5%	15.7%
Marketing	1.5%	1.1%	2.6%	2.5%	2.0%	2.2%	2.5%	2.1%	2.1%	1.9%	1.6%	2.8%	2.0%
Store operating expenses	5.0%	4.2%	4.8%	4.7%	4.1%	4.3%	4.7%	4.3%	4.3%	3.4%	2.9%	5.0%	4.0%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.4%	34.9%	41.7%	40.9%	35.1%	35.4%	41.3%	37.2%	35.3%	24.5%	17.3%	45.7%	32.7%

Retail Admin	1.3%	1.2%	1.2%	1.2%	1.2%	1.0%	1.2%	1.3%	1.0%	0.6%	0.5%	1.3%	1.0%

Total store operating expense	44.7%	36.2%	42.9%	42.1%	36.3%	36.5%	42.5%	38.4%	36.3%	25.1%	17.8%	47.0%	33.6%

Catalog/Internet Expenses	34.5%	29.2%	41.1%	60.8%	55.5%	64.8%	58.0%	68.6%	38.8%	19.2%	17.5%	44.5%	29.1%

Contribution Retail	1.4%	9.9%	3.5%	4.2%	9.8%	9.6%	4.0%	8.1%	10.0%	19.0%	25.7%	-1.1%	11.8%
Contribution Closing stores
Contribution Direct-to-consumer	11.6%	16.7%	5.2%	-14.6%	-9.6%	-18.8%	-11.5%	-22.1%	7.4%	24.8%	25.8%	1.7%	15.6%

Contibution	1.8%	10.3%	3.6%	3.7%	9.2%	9.0%	3.7%	5.9%	9.6%	20.0%	25.7%	-1.0%	12.1%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.6%	3.0%	2.1%	4.4%	3.7%
General & Admin	5.2%	4.7%	4.9%	4.8%	4.7%	4.2%	4.9%	4.8%	3.7%	2.1%	1.7%	5.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

Depreciation	3.1%	2.3%	3.0%	3.0%	2.4%	2.7%	3.2%	2.5%	2.4%	1.4%	0.9%	3.7%	2.2%

EBIT	-10.9%	-0.8%	-8.7%	-8.3%	-1.6%	-1.4%	-9.1%	-6.4%	-1.1%	13.5%	21.0%	-14.3%	2.6%

Interest	0.8%	0.5%	0.8%	0.9%	0.7%	0.8%	1.0%	0.9%	1.0%	0.6%	0.3%	0.9%	0.7%

Pre-tax	-11.6%	-1.2%	-9.4%	-9.2%	-2.3%	-2.2%	-10.1%	-7.3%	-2.1%	12.9%	20.7%	-15.2%	1.9%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income(loss)	-11.7%	-1.3%	-9.5%	-9.3%	-2.4%	-2.3%	-10.2%	-7.4%	-2.2%	12.9%	20.7%	-15.3%	1.8%

FAO, Inc.

Consolidated Balance Sheets

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004
ASSETS
Current assets:
Cash and cash equivalents	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	6,699.7	2,871.6
Accounts and other receivables	4,435.6	4,853.1	5,053.0	5,320.5	5,675.5	6,215.7	6,076.2	6,297.3	6,297.2	8,167.3	6,962.5	3,442.1
Merchandise inventories	84,965.2	67,103.7	72,932.3	72,625.9	72,221.8	71,854.4	80,268.0	92,003.4	99,447.6	96,097.2	69,278.4	71,097.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,418.0	5,162.0	3,200.0	100.0	—
Other current assets	10,098.9	10,170.5	9,980.5	9,790.5	9,600.5	9,415.5	9,900.5	11,310.5	11,402.2	11,493.8	10,740.5	9,987.3

Total current assets	102,763.1	85,479.9	91,152.4	90,822.8	90,491.8	90,400.5	100,225.0	115,919.8	125,245.2	122,046.7	93,781.1	87,398.1

Noncurrent assets:
Property, fixtures and equipment, net	26,705.3	26,220.3	25,734.3	25,747.3	25,753.3	25,252.3	24,750.3	24,247.3	23,743.3	23,238.3	22,732.3	22,225.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,742.0	2,689.0	2,636.0	2,583.0	2,530.0	2,477.0	2,424.0	2,371.0	2,318.0	2,265.0	2,212.0	2,159.0

	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	123,303.4	116,360.4

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	54,341.1	53,191.1	1,390.9	2,526.7	8,495.4	10,184.5	19,044.8	20,880.7	18,356.3	23,804.9	18,996.2	12,603.8
Accrued expenses	17,667.6	17,632.6	19,872.6	20,137.9	21,074.1	20,551.4	19,909.7	20,994.9	20,926.2	21,505.5	20,898.7	17,943.9
Accrued salaries and wages	5,906.0	5,181.0	7,034.0	7,057.0	5,068.0	5,116.0	5,187.0	5,258.0	5,384.0	5,088.0	5,009.0	5,205.0
Current portion of secured long term debt	9,178.7	9,186.6	5,194.5	5,195.7	5,166.3	5,069.1	4,971.2	4,872.7	4,773.5	4,673.7	4,573.1	472.0
Compromised Trade	—	—	11,470.2	11,470.2	11,470.2	11,470.2	11,470.2	11,470.2	11,470.2	11,470.2	7,480.5	7,480.5

Total current liabilities	87,093.4	85,191.3	44,962.2	46,387.5	51,274.0	52,391.2	60,582.9	63,476.5	60,910.2	66,542.3	56,957.5	43,705.2

Revolving Line of Credit	38,765.4	31,265.1	20,020.5	21,266.1	17,493.0	16,931.1	20,998.2	36,002.9	47,619.7	33,836.7	91.6	10,737.4
Equipment Note and capital lease obligations	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Deferred rent	3,491.0	3,629.0	3,767.0	3,905.0	4,043.0	4,181.0	4,319.0	4,457.0	4,595.0	4,733.0	4,871.0	5,009.0
Subsidiary Subordinated Notes	16,220.2	16,220.2	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	9,853.7

Total liabilities	145,940.1	136,573.2	79,267.8	81,979.5	83,163.7	83,857.0	96,253.8	114,290.1	123,478.6	115,465.7	72,273.8	69,305.3

Commitments and contingencies
Convertible preferred from Equipment Note converting to equity
Stockholders (shareholders') equity:
Unsecured equity payment	—	—	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9
Conv preferred stock from Equipment Note & Vendex to equity	—	—	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	—	—	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(166,704.7)	(175,159.0)	(150,461.0)	(153,542.3)	(155,104.5)	(156,443.1)	(159,570.4)	(162,467.9)	(162,888.0)	(158,631.6)	(144,264.3)	(148,238.8)

Total stockholders' equity	(9,151.7)	(17,606.0)	44,832.9	41,751.6	40,189.4	38,850.8	35,723.5	32,826.0	32,405.9	36,662.3	51,029.6	47,055.1

Total liabilities and stockholders' equity	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	123,303.4	116,360.4

	—	—	—	—	—	—	—	—	—	—	—	—

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005
ASSETS
Current assets:
Cash and cash equivalents	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,403.9	2,740.0
Accounts and other receivables	4,395.9	4,826.8	5,044.4	5,321.5	5,617.8	6,184.4	6,044.9	6,231.5	6,930.4	8,853.6	7,698.6	4,058.0
Merchandise inventories	72,112.2	77,197.1	78,950.7	74,419.9	73,983.9	78,824.6	81,982.9	93,428.2	100,836.1	97,430.9	70,535.8	72,327.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,106.0	10,183.7	9,993.7	9,803.7	9,613.7	9,428.7	9,913.7	11,323.7	11,422.0	11,520.2	10,753.7	9,987.3

Total current assets	89,754.9	95,347.6	97,028.8	92,485.1	92,055.4	97,177.7	101,776.5	116,907.2	125,259.3	122,687.6	94,492.0	89,112.4

Noncurrent assets:
Property, fixtures and equipment, net	21,942.3	21,655.3	21,364.3	21,069.3	20,770.3	20,467.3	20,160.3	19,849.3	19,534.3	19,215.3	18,892.3	18,565.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,159.0	2,106.0	2,053.0	2,000.0	1,947.0	1,894.0	1,841.0	1,788.0	1,735.0	1,682.0	1,629.0	1,576.0

	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	119,591.3	113,831.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	13,240.1	20,958.4	14,680.0	13,211.0	16,632.2	20,336.1	20,471.7	29,433.1	24,451.5	27,634.6	16,241.6	14,917.0
Accrued expenses	18,726.2	19,482.5	17,792.7	17,865.0	18,893.2	18,499.5	18,293.8	19,034.0	19,075.3	21,889.6	23,314.5	16,395.8
Accrued salaries and wages	5,442.0	5,575.0	5,657.0	5,679.0	5,689.0	5,738.0	5,811.0	5,885.0	6,018.0	5,711.0	5,626.0	5,824.0
Current portion of secured long term debt	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Compromised Trade	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	7,480.5	2,992.2	2,992.2

Total current liabilities	45,258.9	53,764.0	45,774.6	44,302.7	48,694.9	52,054.1	52,057.0	61,832.6	57,025.3	62,715.7	48,174.3	40,129.0

Revolving Line of Credit	13,689.8	10,846.4	22,335.5	21,087.7	16,682.9	18,695.8	25,281.4	32,547.5	46,171.7	30,899.6	—	5,634.1
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	5,147.0	5,285.0	5,423.0	5,561.0	5,699.0	5,837.0	5,975.0	6,113.0	6,251.0	6,389.0	6,527.0	6,665.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	73,949.4	79,749.1	83,386.8	80,805.1	80,930.5	86,440.6	93,167.1	110,346.8	119,301.7	109,858.0	64,555.0	62,281.8

Commitments and contingencies
Convertible preferred from Equipment Note converting to equity
Stockholders (shareholders') equity:
Unsecured equity payment	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(150,809.1)	(151,356.1)	(153,656.6)	(155,966.6)	(156,873.7)	(157,617.5)	(160,105.2)	(162,518.2)	(163,489.0)	(156,989.0)	(140,257.6)	(143,744.0)

Total stockholders' equity	44,484.8	43,937.8	41,637.3	39,327.3	38,420.2	37,676.4	35,188.7	32,775.7	31,804.9	38,304.9	55,036.3	51,549.9

Total liabilities and stockholders' equity	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	119,591.3	113,831.7

	—	—	—	—	—	—	—	—	—	—	—	—

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006
ASSETS
Current assets:
Cash and cash equivalents	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	16,378.4	5,593.3
Accounts and other receivables	4,499.9	4,939.4	5,159.2	5,453.7	5,745.6	6,326.0	6,181.1	6,358.4	7,091.3	9,064.0	7,954.4	4,208.8
Merchandise inventories	73,312.7	78,642.9	80,377.4	75,825.1	75,363.2	80,181.1	83,311.3	94,866.2	102,243.1	98,791.4	71,830.7	73,597.3
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,113.2	10,197.2	10,007.2	9,817.2	9,627.2	9,442.2	9,927.2	11,337.2	11,442.2	11,547.1	10,767.2	9,987.3

Total current assets	90,915.8	96,919.5	98,583.8	94,036.0	93,576.0	98,689.3	103,254.6	118,485.6	126,847.4	124,285.4	107,030.7	93,386.7

Noncurrent assets:
Property, fixtures and equipment, net	18,234.3	17,899.3	17,560.3	17,217.3	16,870.3	16,519.3	16,164.3	15,805.3	15,442.3	15,075.3	14,704.3	14,329.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	1,576.0	1,523.0	1,470.0	1,417.0	1,364.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0

	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	127,675.0	113,656.0

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	18,113.6	23,534.0	17,192.9	11,292.4	18,076.9	21,581.3	18,706.6	24,981.3	22,943.4	30,186.3	20,003.1	16,269.2
Accrued expenses	15,849.2	16,632.4	15,739.7	15,728.2	16,835.4	16,409.7	16,052.2	16,649.4	16,702.7	19,481.2	21,694.5	14,471.8
Accrued salaries and wages	6,056.0	6,190.0	6,271.0	6,293.0	6,302.0	6,352.0	6,426.0	6,504.0	6,641.0	6,324.0	6,233.0	6,434.0
Current portion of secured long term debt	—	—	—	—	—	—	—	—	—	—	—	—
Compromised Trade	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	2,992.2	—	—

Total current liabilities	43,011.0	49,348.6	42,195.8	36,305.8	44,206.5	47,335.2	44,177.0	51,126.9	49,279.3	58,983.7	47,930.6	37,175.0

Revolving Line of Credit	6,750.2	6,352.9	16,981.5	20,086.5	11,986.6	14,170.5	23,871.0	33,950.5	44,405.6	24,541.9	—	—
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	6,803.0	6,941.0	7,079.0	7,217.0	7,355.0	7,493.0	7,631.0	7,769.0	7,907.0	8,045.0	8,183.0	8,321.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	66,417.9	72,496.2	76,110.0	73,463.0	73,401.8	78,852.4	85,532.7	102,700.1	111,445.6	101,424.3	65,967.3	55,349.7

Commitments and contingencies
Convertible preferred from Equipment Note converting to equity
Stockholders (shareholders') equity:
Unsecured equity payment	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9	4,890.9
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(146,407.7)	(146,870.3)	(149,211.8)	(151,508.6)	(152,307.4)	(152,997.7)	(155,467.7)	(157,763.1)	(158,509.8)	(151,417.5)	(133,586.2)	(136,987.6)

Total stockholders' equity	48,886.2	48,423.6	46,082.1	43,785.3	42,986.5	42,296.2	39,826.2	37,530.8	36,784.1	43,876.4	61,707.7	58,306.3

Total liabilities and stockholders' equity	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	127,675.0	113,656.0

	—	—	—	—	—	—	—	—	—	—	—	—

FAO, Inc.

Consolidated Statements of Cash Flows

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Cash flows from operating activities:
Net income (loss)	(11,413.8)	(8,454.3)	24,698.0	(3,081.4)	(1,562.2)	(1,338.6)	(3,127.3)	(2,897.5)	(420.1)	4,256.5	14,367.2	(3,974.5)	7,052
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	6,864
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	19,478.6	15,365.4	(53,392.7)	1,806.0	5,308.0	1,379.6	(1,511.5)	(12,644.4)	(11,693.9)	9,135.6	26,435.4	(6,543.3)	(6,877)

Net cash provided by (used in) operating activities	8,761.8	7,609.1	(27,995.7)	(575.4)	4,452.8	755.0	(3,923.8)	(14,825.9)	(11,397.0)	14,110.1	41,521.6	(9,797.8)	8,695

Cash flows from investing activities:
Additions to property, fixtures and equipment	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	(5,866.5)	—	—	—	—	—	—	—	—	(500.0)	(6,367)
Payments on notes payable and capital leases	(94.1)	(94.6)	7,374.9	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(4,090.3)	(4,101.1)	(1,690)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	37,740.9	—	—	—	—	—	—	—	—	—	37,741
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(94.1)	(94.6)	39,249.3	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(4,090.3)	(4,601.1)	29,684

Net (increase) decrease in Revolver before change in cash and cash equivalents	8,592.7	7,439.5	11,178.6	(1,246.4)	3,781.2	582.8	(4,096.7)	(14,999.4)	(11,571.2)	13,935.3	37,356.3	(14,473.9)	36,479

Cash and cash equivalents at beginning of period	2,929.1	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	6,699.7	2,929
Cash and cash equivalents at end of period	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	6,699.7	2,871.6	2,872

Net change in cash	84.3	(60.8)	(66.0)	(0.7)	8.1	20.9	(29.6)	5.3	45.6	152.2	3,611.3	(3,828.1)	(58)

Net borrowings (payments) on revolving line of credit	(8,508.4)	(7,500.3)	(11,244.6)	1,245.7	(3,773.1)	(561.9)	4,067.1	15,004.7	11,616.8	(13,783.1)	(33,745.0)	10,645.8	(36,536)

Beginning Revolver Balance	47,273.8	38,765.4	31,265.1	20,020.5	21,266.1	17,493.0	16,931.1	20,998.2	36,002.9	47,619.7	33,836.7	91.6

Ending Revolver Balance	38,765.4	31,265.1	20,020.5	21,266.1	17,493.0	16,931.1	20,998.2	36,002.9	47,619.7	33,836.7	91.6	10,737.4

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:	3/1/2003	4/5/2003	5/3/2003	5/31/2003	7/5/2003	8/2/2003	8/30/2003	10/4/2003	11/1/2003	11/29/2003	1/3/2004	1/31/2004	Totals
Accounts and other receivables, net of allowance	(811.8)	(417.5)	(199.9)	(267.5)	(355.0)	(540.2)	139.5	(221.1)	0.1	(1,870.1)	1,204.8	3,520.4	182
Merchandise inventories	22,155.7	17,861.5	(5,828.6)	306.4	404.1	367.4	(8,413.6)	(11,735.4)	(7,444.2)	3,350.4	26,818.8	(1,818.7)	36,024
Other current assets	(201.3)	(221.6)	290.0	290.0	290.0	285.0	(1,580.0)	(3,733.0)	(1,835.7)	1,870.4	3,853.3	853.2	160
Other noncurrent assets	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	636
Accounts payable	—	(1,150.0)	(51,800.2)	1,135.8	5,968.7	1,689.1	8,860.3	1,835.9	(2,524.4)	5,448.6	(4,808.7)	(6,392.4)	(41,737)
Accrued expenses	(881.0)	(35.0)	2,240.0	265.3	936.2	(522.7)	(641.7)	1,085.2	(68.7)	579.3	(606.8)	(2,954.8)	(605)
Accrued payroll and payroll expenses	(836.0)	(725.0)	1,853.0	23.0	(1,989.0)	48.0	71.0	71.0	126.0	(296.0)	(79.0)	196.0	(1,537)

Changes in assets and liabilities	19,479	15,365	(53,393)	1,806	5,308	1,380	(1,512)	(12,644)	(11,694)	9,136	26,435	(6,543)	(6,877)

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	FY 2004 Totals
Cash flows from operating activities:
Net income (loss)	(2,570.3)	(547.1)	(2,300.4)	(2,310.0)	(907.1)	(743.8)	(2,487.7)	(2,413.0)	(970.8)	6,499.9	16,731.5	(3,486.4)	4,495
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	(682.0)	2,917.1	(9,514.4)	3,222.0	4,942.1	(1,710.1)	(4,542.9)	(5,302.1)	(13,106.4)	8,315.1	20,859.4	(5,276.6)	121

Net cash provided by (used in) operating activities	(2,532.3)	3,100.0	(11,074.8)	1,662.0	4,795.0	(1,683.9)	(6,250.6)	(6,925.1)	(13,277.2)	15,625.0	38,410.9	(7,933.0)	13,916

Cash flows from investing activities:
Additions to property, fixtures and equipment	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	(4,488.3)	—	(4,960)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	(4,488.3)	—	(4,960)

Net (increase) decrease in Revolver before change in cash and cash equivalents	(2,933.2)	2,692.5	(11,489.0)	1,247.8	4,404.8	(2,012.9)	(6,585.6)	(7,266.1)	(13,624.2)	15,272.0	33,563.6	(8,298.0)	4,972

Cash and cash equivalents at beginning of period	2,871.6	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,403.9	2,872
Cash and cash equivalents at end of period	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	5,403.9	2,740.0	2,740

Net change in cash	19.2	(150.8)	—	—	—	—	—	—	—	—	2,663.9	(2,663.9)	(132)

Net borrowings (payments) on revolving line of credit	2,952.4	(2,843.3)	11,489.0	(1,247.8)	(4,404.8)	2,012.9	6,585.6	7,266.1	13,624.2	(15,272.0)	(30,899.7)	5,634.1	(5,103)

Beginning Revolver Balance	10,737.4	13,689.8	10,846.4	22,335.5	21,087.7	16,682.9	18,695.8	25,281.4	32,547.5	46,171.7	30,899.6	—

Ending Revolver Balance	13,689.8	10,846.4	22,335.5	21,087.7	16,682.9	18,695.8	25,281.4	32,547.5	46,171.7	30,899.6	—	5,634.1

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	FY 2004 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(953.8)	(430.9)	(217.6)	(277.1)	(296.3)	(566.6)	139.5	(186.6)	(698.9)	(1,923.2)	1,155.0	3,640.6	(616)
Merchandise inventories	(1,015.1)	(5,084.9)	(1,753.6)	4,530.8	436.0	(4,840.7)	(3,158.3)	(11,445.3)	(7,407.9)	3,405.2	26,895.1	(1,791.3)	(1,230)
Other current assets	(368.7)	(227.7)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(245.3)	1,089.7	2,809.4	866.4	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	583
Accounts payable	636.3	7,718.3	(6,278.4)	(1,469.0)	3,421.2	3,703.9	135.6	8,961.4	(4,981.6)	3,183.1	(11,393.0)	(1,324.6)	2,313
Accrued expenses	782.3	756.3	(1,689.8)	72.3	1,028.2	(393.7)	(205.7)	740.2	41.3	2,814.3	1,424.9	(6,918.7)	(1,548)
Accrued payroll and payroll expenses	237.0	133.0	82.0	22.0	10.0	49.0	73.0	74.0	133.0	(307.0)	(85.0)	198.0	619

Changes in assets and liabilities	(682)	2,917	(9,514)	3,222	4,942	(1,710)	(4,543)	(5,302)	(13,106)	8,315	20,859	(5,277)	121

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	FY 2005 Totals
Cash flows from operating activities:
Net income (loss)	(2,663.7)	(462.6)	(2,341.5)	(2,296.8)	(798.8)	(690.3)	(2,470.0)	(2,295.3)	(746.8)	7,092.3	17,831.3	(3,401.4)	6,756
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	1,078.6	386.9	(8,764.1)	(1,289.2)	8,413.7	(1,982.6)	(7,723.5)	(8,281.1)	(10,209.4)	12,266.4	22,832.2	(7,896.7)	(1,169)

Net cash provided by (used in) operating activities	(755.1)	764.3	(10,255.6)	(2,726.0)	8,484.9	(1,792.9)	(9,303.5)	(9,676.4)	(10,046.2)	20,278.7	41,593.5	(10,358.1)	16,208

Cash flows from investing activities:
Additions to property, fixtures and equipment	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	—	—	—	—	—	—	—	—	—	—	(2,992.2)	—	(2,992)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—	(2,992.2)	—	(2,992)

Net (increase) decrease in Revolver before change in cash and cash equivalents	(1,116.1)	397.3	(10,628.6)	(3,105.0)	8,099.9	(2,183.9)	(9,700.5)	(10,079.4)	(10,455.2)	19,863.7	38,180.3	(10,785.1)	8,487

Cash and cash equivalents at beginning of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	16,378.4	2,740
Cash and cash equivalents at end of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	16,378.4	5,593.3	5,593

Net change in cash	—	—	—	—	—	—	—	—	—	—	13,638.4	(10,785.1)	2,853

Net borrowings (payments) on revolving line of credit	1,116.1	(397.3)	10,628.6	3,105.0	(8,099.9)	2,183.9	9,700.5	10,079.4	10,455.2	(19,863.7)	(24,541.9)	—	(5,634)

Beginning Revolver Balance	5,634.1	6,750.2	6,352.9	16,981.5	20,086.5	11,986.6	14,170.5	23,871.0	33,950.5	44,405.6	24,541.9	—

Ending Revolver Balance	6,750.2	6,352.9	16,981.5	20,086.5	11,986.6	14,170.5	23,871.0	33,950.5	44,405.6	24,541.9	—	—

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	FY 2005 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(441.9)	(439.5)	(219.8)	(294.5)	(291.9)	(580.4)	144.9	(177.3)	(732.9)	(1,972.7)	1,109.6	3,745.6	(151)
Merchandise inventories	(985.6)	(5,330.2)	(1,734.5)	4,552.3	461.9	(4,817.9)	(3,130.2)	(11,554.9)	(7,376.9)	3,451.7	26,960.7	(1,766.6)	(1,270)
Other current assets	(375.9)	(234.0)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(252.0)	1,083.0	2,822.8	879.9	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	2.0	—	—	—	—	—	—	214
Accounts payable	3,196.6	5,420.4	(6,341.1)	(5,900.5)	6,784.5	3,504.4	(2,874.7)	6,274.7	(2,037.9)	7,242.9	(10,183.2)	(3,733.9)	1,352
Accrued expenses	(546.6)	783.2	(892.7)	(11.5)	1,107.2	(425.7)	(357.5)	597.2	53.3	2,778.5	2,213.3	(7,222.7)	(1,924)
Accrued payroll and payroll expenses	232.0	134.0	81.0	22.0	9.0	50.0	74.0	78.0	137.0	(317.0)	(91.0)	201.0	610

Changes in assets and liabilities	1,079	387	(8,764)	(1,289)	8,414	(1,983)	(7,724)	(8,281)	(10,209)	12,266	22,832	(7,897)	(1,169)

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	39 weeks Total FY 2003	Qtr 1 2004 5/1/2004	Qtr 2 2004 7/31/2004	Qtr 3 2004 10/30/2004	Qtr 4 2004 1/29/2005	Total FY 2004	Qtr 1 2005 4/30/2005	Qtr 2 2005 7/30/2005	Qtr 3 2005 10/29/2005	Qtr 4 2005 1/28/2006	Total FY 2005
Sales: retail	63,604.2	70,220.5	68,591.9	126,313.9	265,126.3	70,042.1	76,439.3	74,354.4	134,194.3	355,030.1	73,769.7	80,934.3	79,080.4	141,256.2	375,040.6
Sales: catalog/internet	2,942.8	1,639.2	5,565.3	17,888.3	25,092.8	3,238.0	1,804.0	6,401.0	20,572.0	32,015.0	3,564.0	1,986.0	7,041.0	22,629.0	35,220.0
Sales: other closing stores	29,466.8	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	96,013.8	71,859.7	74,157.2	144,202.2	290,219.1	73,280.1	78,243.3	80,755.4	154,766.3	387,045.1	77,333.7	82,920.3	86,121.4	163,885.2	410,260.6

Cost of sales: retail	34,382.9	38,038.9	36,987.1	71,077.0	146,103.0	37,795.5	41,323.4	39,923.5	75,269.6	194,312.0	39,700.7	43,639.9	42,361.1	79,018.2	204,719.9
Cost of sales: catalog/internet	1,586.8	884.9	2,985.0	10,065.6	13,935.5	1,745.9	973.9	3,433.3	11,575.7	17,728.8	1,921.7	1,072.1	3,776.5	12,733.2	19,503.6
Cost of sales: other closing stores	29,581.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	65,551.6	38,923.8	39,972.1	81,142.6	160,038.5	39,541.5	42,297.2	43,356.8	86,845.3	212,040.8	41,622.4	44,712.0	46,137.6	91,751.4	224,223.4

Gross margin: retail	29,221.3	32,181.6	31,604.8	55,236.9	119,023.3	32,246.6	35,115.9	34,430.9	58,924.7	160,718.1	34,069.0	37,294.4	36,719.3	62,238.0	170,320.7
Gross margin: catalog/internet	1,356.0	754.3	2,580.3	7,822.7	11,157.3	1,492.1	830.1	2,967.7	8,996.3	14,286.2	1,642.3	913.9	3,264.5	9,895.8	15,716.4
Gross margin: other closing stores	(115.1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	30,462.2	32,935.9	34,185.1	63,059.6	130,180.6	33,738.6	35,946.1	37,398.6	67,921.0	175,004.3	35,711.3	38,208.3	39,983.8	72,133.8	186,037.2

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	9,179.4	9,179.4	9,179.4	10,748.0	29,106.8	9,500.0	9,500.0	9,500.0	11,123.0	39,623.0	9,832.0	9,832.0	9,832.0	11,512.0	41,008.0
Occupancy	13,534.1	13,550.6	13,570.4	13,616.0	40,737.0	13,678.3	13,695.0	13,714.9	13,761.0	54,849.2	14,698.8	14,715.8	14,735.9	14,782.4	58,932.9
Marketing	1,166.4	1,689.6	1,689.6	2,534.6	5,913.8	1,193.8	1,729.2	1,729.2	2,594.0	7,246.2	1,221.7	1,769.7	1,769.7	2,654.6	7,415.7
Store operating expenses	3,142.6	3,274.9	3,242.3	4,396.8	10,914.0	3,291.9	3,420.4	3,378.9	4,575.7	14,666.9	3,385.8	3,530.0	3,493.3	4,737.6	15,146.7
Other/Store closing costs	14,544.1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	41,566.6	27,694.5	27,681.7	31,295.4	86,671.6	27,664.0	28,344.6	28,323.0	32,053.7	116,385.3	29,138.3	29,847.5	29,830.9	33,686.6	122,503.3

Retail Admin	875.0	875.0	875.0	875.0	2,625.0	897.0	897.0	897.0	897.0	3,588.0	920.0	920.0	920.0	920.0	3,680.0

Total store operating expense	42,441.6	28,569.5	28,556.7	32,170.4	89,296.6	28,561.0	29,241.6	29,220.0	32,950.7	119,973.3	30,058.3	30,767.5	30,750.9	34,606.6	126,183.3

Catalog/Internet Expenses	1,127.6	1,135.1	1,773.6	5,828.6	8,737.3	1,161.7	1,160.0	3,421.6	4,240.7	9,984.0	1,198.6	1,186.6	3,476.2	4,376.3	10,237.7
Contribution Retail	1,323.8	3,612.1	3,048.1	23,066.5	29,726.7	3,685.6	5,874.3	5,210.9	25,974.0	40,744.8	4,010.7	6,526.9	5,968.4	27,631.4	44,137.4
Contribution Closing stores	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	228.4	(380.8)	806.7	1,994.1	2,420.0	330.4	(329.9)	(453.9)	4,755.6	4,302.2	443.7	(272.7)	(211.7)	5,519.5	5,478.7

Contibution	(13,107.0)	3,231.3	3,854.8	25,060.6	32,146.7	4,015.9	5,544.5	4,757.0	30,729.6	45,047.0	4,454.4	6,254.2	5,756.7	33,150.9	49,616.2

Distribution & FR8	2,892.2	2,778.2	3,613.1	3,865.8	10,257.1	3,123.5	3,000.5	3,902.1	4,175.1	14,201.2	3,299.5	3,169.6	4,122.0	4,410.4	15,001.5
General & Admin	3,626.0	3,626.0	3,626.0	3,626.0	10,878.0	3,717.0	3,717.0	3,717.0	3,717.0	14,868.0	3,792.0	3,792.0	3,792.0	3,792.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(4,966.0)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

EBITDA—Closers	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(19,625.2)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

Reoganization Costs (Gain)	(27,382.3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	1,680.0	1,707.0	1,734.0	1,743.0	5,184.0	1,776.0	1,866.0	1,956.0	2,046.0	7,644.0	2,106.0	2,196.0	2,286.0	2,376.0	8,964.0

EBIT	6,077.1	(4,879.9)	(5,118.3)	15,825.8	5,827.6	(4,600.6)	(3,039.0)	(4,818.1)	20,791.5	8,333.8	(4,743.1)	(2,903.4)	(4,443.3)	22,572.5	10,482.7

Interest	1,172.2	1,027.2	1,251.6	1,101.6	3,380.4	742.2	846.9	978.4	971.5	3,539.0	649.7	807.5	993.8	975.3	3,426.3

Pre-tax	4,904.9	(5,907.1)	(6,369.9)	14,724.2	2,447.2	(5,342.8)	(3,885.9)	(5,796.5)	19,820.0	4,794.8	(5,392.8)	(3,710.9)	(5,437.1)	21,597.2	7,056.4

Income taxes	75.0	75.0	75.0	75.0	225.0	75.0	75.0	75.0	75.0	300.0	75.0	75.0	75.0	75.0	300.0

Net Income(loss)	4,829.9	(5,982.1)	(6,444.9)	14,649.2	2,222.2	(5,417.8)	(3,960.9)	(5,871.5)	19,745.0	4,494.8	(5,467.8)	(3,785.9)	(5,512.1)	21,522.2	6,756.4

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	Total FY 2003	Qtr 1 2004 5/3/2003	Qtr 2 2004 8/2/2003	Qtr 3 2004 11/1/2003	Qtr 4 2004 1/31/2004	Total FY 2004	Qtr 1 2005 5/3/2003	Qtr 2 2005 8/2/2003	Qtr 3 2005 11/1/2003	Qtr 4 2005 1/31/2004	Total FY 2005
Sales: retail	66.2%	97.7%	92.5%	87.6%	91.4%	95.6%	97.7%	92.1%	86.7%	91.7%	95.4%	97.6%	91.8%	86.2%	91.4%
Sales: catalog/internet	3.1%	2.3%	7.5%	12.4%	8.6%	4.4%	2.3%	7.9%	13.3%	8.3%	4.6%	2.4%	8.2%	13.8%	8.6%
Sales: other	30.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.7%	53.8%	53.9%	53.6%	55.9%	54.6%
Cost of sales: catalog/internet	53.9%	54.0%	53.6%	56.3%	55.5%	53.9%	54.0%	53.6%	56.3%	55.4%	53.9%	54.0%	53.6%	56.3%	55.4%
Cost of sales: other	100.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Cost of sales	68.3%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.8%	53.8%	53.9%	53.6%	56.0%	54.7%

Gross margin: retail	45.9%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.3%	46.2%	46.1%	46.4%	44.1%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.4%	43.7%	44.5%	46.1%	46.0%	46.4%	43.7%	44.6%	46.1%	46.0%	46.4%	43.7%	44.6%
Gross margin: other	-0.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Gross margin	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.4%	8.5%	11.0%	13.6%	12.4%	12.8%	8.3%	11.2%	13.3%	12.1%	12.4%	8.1%	10.9%
Occupancy	21.3%	19.3%	19.8%	10.8%	15.4%	19.5%	17.9%	18.4%	10.3%	15.4%	19.9%	18.2%	18.6%	10.5%	15.7%
Marketing	1.8%	2.4%	2.5%	2.0%	2.2%	1.7%	2.3%	2.3%	1.9%	2.0%	1.7%	2.2%	2.2%	1.9%	2.0%
Store operating expenses	4.9%	4.7%	4.7%	3.5%	4.1%	4.7%	4.5%	4.5%	3.4%	4.1%	4.6%	4.4%	4.4%	3.4%	4.0%
Other/Store closing costs	22.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	65.4%	39.4%	40.4%	24.8%	32.7%	39.5%	37.1%	38.1%	23.9%	32.8%	39.5%	36.9%	37.7%	23.8%	32.7%

Retail Admin	1.4%	1.2%	1.3%	0.7%	1.0%	1.3%	1.2%	1.2%	0.7%	1.0%	1.2%	1.1%	1.2%	0.7%	1.0%

Total store operating expense	66.7%	40.7%	41.6%	25.5%	33.7%	40.8%	38.3%	39.3%	24.6%	33.8%	40.7%	38.0%	38.9%	24.5%	33.6%

Catalog/Internet Expenses	38.3%	69.2%	31.9%	32.6%	34.8%	35.9%	64.3%	53.5%	20.6%	31.2%	33.6%	59.7%	49.4%	19.3%	29.1%

Contribution Retail	2.1%	5.1%	4.4%	18.3%	11.2%	5.3%	7.7%	7.0%	19.4%	11.5%	5.4%	8.1%	7.5%	19.6%	11.8%
Contribution Closing stores	-498.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Contribution Direct-to-consumer	7.8%	-23.2%	14.5%	11.1%	9.6%	10.2%	-18.3%	-7.1%	23.1%	13.4%	12.4%	-13.7%	-3.0%	24.4%	15.6%

Contibution	-13.7%	4.5%	5.2%	17.4%	11.1%	5.5%	7.1%	5.9%	19.9%	11.6%	5.8%	7.5%	6.7%	20.2%	12.1%

Distribution & FR8	3.0%	3.9%	4.9%	2.7%	3.5%	4.3%	3.8%	4.8%	2.7%	3.7%	4.3%	3.8%	4.8%	2.7%	3.7%
General & Admin	3.8%	5.0%	4.9%	2.5%	3.7%	5.1%	4.8%	4.6%	2.4%	3.8%	4.9%	4.6%	4.4%	2.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.5%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

EBITDA—Closers	-49.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-20.4%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

Depreciation	1.7%	2.4%	2.3%	1.2%	1.8%	2.4%	2.4%	2.4%	1.3%	2.0%	2.7%	2.6%	2.7%	1.4%	2.2%

EBIT	6.3%	-6.8%	-6.9%	11.0%	2.0%	-6.3%	-3.9%	-6.0%	13.4%	2.2%	-6.1%	-3.5%	-5.2%	13.8%	2.6%

Interest	1.2%	1.4%	1.7%	0.8%	1.2%	1.0%	1.1%	1.2%	0.6%	0.9%	0.8%	1.0%	1.2%	0.6%	0.8%

Pre-tax	5.1%	-8.2%	-8.6%	10.2%	0.8%	-7.3%	-5.0%	-7.2%	12.8%	1.2%	-7.0%	-4.5%	-6.3%	13.2%	1.7%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%

Net Income(loss)	5.0%	-8.3%	-8.7%	10.2%	0.8%	-7.4%	-5.1%	-7.3%	12.8%	1.2%	-7.1%	-4.6%	-6.4%	13.1%	1.6%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	39 weeks Total FY 2003
Sales: retail	18,527.8	25,331.5	19,744.9	19,926.6	26,268.9	24,025.0	19,985.8	24,607.2	23,998.9	40,800.3	67,789.7	17,723.9	265,126.3
Sales: catalog/internet	691.0	1,467.6	784.2	496.4	675.9	466.9	349.4	1,744.5	3,471.4	7,980.6	9,209.4	698.3	25,092.8
Sales: other closing stores	19,059.7	10,407.1	—	—	—	—	—	—	—	—	—	—	—

Sales	38,278.5	37,206.2	20,529.1	20,423.0	26,944.8	24,491.9	20,335.2	26,351.7	27,470.3	48,780.9	76,999.1	18,422.2	290,219.1

Cost of sales: retail	10,022.4	13,732.6	10,627.9	10,758.8	14,263.3	13,016.8	10,770.3	13,260.4	12,956.4	22,980.2	38,462.6	9,634.2	146,103.0
Cost of sales: catalog/internet	372.7	793.2	420.9	267.2	365.4	252.4	186.7	932.1	1,866.2	4,470.7	5,219.0	375.9	13,935.5
Cost of sales: other	18,530.8	11,051.1	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	28,925.9	25,576.9	11,048.8	11,026.0	14,628.7	13,269.2	10,957.0	14,192.5	14,822.6	27,450.9	43,681.6	10,010.1	160,038.5

Gross margin: retail	8,505.4	11,598.9	9,117.0	9,167.8	12,005.6	11,008.2	9,215.5	11,346.8	11,042.5	17,820.1	29,327.1	8,089.7	119,023.3
Gross margin: catalog/internet	318.3	674.4	363.3	229.2	310.5	214.5	162.7	812.4	1,605.2	3,509.9	3,990.4	322.4	11,157.3
Gross margin: other	528.9	(644.0)	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,352.6	11,629.3	9,480.3	9,397.0	12,316.1	11,222.7	9,378.2	12,159.2	12,647.7	21,330.0	33,317.5	8,412.1	130,180.6

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	3,522.2	4,401.4	2,824.4	29,106.8
Occupancy	4,505.7	4,513.9	4,514.5	4,514.2	4,517.3	4,519.1	4,518.5	4,523.3	4,528.6	4,533.7	4,544.4	4,537.9	40,737.0
Marketing	301.6	301.6	563.2	563.2	563.2	563.2	563.2	563.2	563.2	844.9	1,126.5	563.2	5,913.8
Store operating expenses	994.1	1,130.1	1,018.4	1,022.0	1,148.9	1,104.0	1,023.2	1,115.6	1,103.5	1,439.5	1,979.3	978.0	10,914.0
Other/Store closing costs	8,430.5	6,113.6	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	17,056.3	15,589.8	8,920.5	8,923.8	9,760.0	9,010.7	8,929.3	9,732.7	9,019.7	10,340.3	12,051.6	8,903.5	86,671.6

Retail Admin	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	2,625.0

Total store operating expense	17,325.3	15,926.8	9,189.5	9,192.8	10,097.0	9,279.7	9,198.3	10,069.7	9,288.7	10,609.3	12,388.6	9,172.5	89,296.6

Catalog/Internet Expenses	269.7	486.1	371.8	351.1	432.8	351.2	242.6	1,240.3	290.7	2,808.8	2,648.6	371.2	8,737.3

Contribution Retail	(389.4)	1,785.7	(72.5)	(25.0)	1,908.6	1,728.5	17.2	1,277.1	1,753.8	7,210.8	16,938.5	(1,082.8)	29,726.7
Contribution Closing stores	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	48.6	188.3	(8.5)	(121.9)	(122.3)	(136.7)	(79.9)	(427.9)	1,314.5	701.1	1,341.8	(48.8)	2,420.0

Contibution	(8,242.4)	(4,783.6)	(81.0)	(146.9)	1,786.3	1,591.8	(62.7)	849.2	3,068.3	7,911.9	18,280.3	(1,131.6)	32,146.7

Distribution & FR8	845.6	1,106.2	940.4	882.4	1,013.8	882.0	989.3	1,326.3	1,297.5	1,462.0	1,567.9	835.9	10,257.1
General & Admin	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	10,878.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(2,302.4)	(526.2)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	6,045.6

EBITDA—Closers	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(10,204.0)	(7,283.8)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	11,011.6

Reoganization Costs (Gain)	200.0	200.0	(27,782.3)	—	—	—	—	—	—	—	—	—	—
Depreciation	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	5,184.0

EBIT	(10,963.0)	(8,043.8)	25,083.9	(2,707.3)	(1,190.5)	(982.2)	(2,745.0)	(2,449.1)	75.8	4,753.9	14,737.4	(3,665.5)	5,827.6

Interest	425.8	385.5	360.9	349.1	346.7	331.4	357.3	423.4	470.9	472.4	345.2	284.0	3,380.4

Pre-tax	(11,388.8)	(8,429.3)	24,723.0	(3,056.4)	(1,537.2)	(1,313.6)	(3,102.3)	(2,872.5)	(395.1)	4,281.5	14,392.2	(3,949.5)	2,447.2

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	225.0

Net Income (loss)	(11,413.8)	(8,454.3)	24,698.0	(3,081.4)	(1,562.2)	(1,338.6)	(3,127.3)	(2,897.5)	(420.1)	4,256.5	14,367.2	(3,974.5)	2,222.2

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	Total FY 2003
Sales: retail	48.4%	68.1%	96.2%	97.6%	97.5%	98.1%	98.3%	93.4%	87.4%	83.6%	88.0%	96.2%	91.4%
Sales: catalog/internet	1.8%	3.9%	3.8%	2.4%	2.5%	1.9%	1.7%	6.6%	12.6%	16.4%	12.0%	3.8%	8.6%
Sales: other	49.8%	28.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.4%	55.1%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.5%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	75.6%	68.7%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.3%	55.1%

Gross margin: retail	45.9%	45.8%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.6%	44.9%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.5%
Gross margin: other	2.8%	-6.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	15.2%	13.9%	14.3%	14.2%	13.4%	11.8%	14.1%	14.3%	11.8%	8.6%	6.5%	15.9%	11.0%
Occupancy	24.3%	17.8%	22.9%	22.7%	17.2%	18.8%	22.6%	18.4%	18.9%	11.1%	6.7%	25.6%	15.4%
Marketing	1.6%	1.2%	2.9%	2.8%	2.1%	2.3%	2.8%	2.3%	2.3%	2.1%	1.7%	3.2%	2.2%
Store operating expenses	5.4%	4.5%	5.2%	5.1%	4.4%	4.6%	5.1%	4.5%	4.6%	3.5%	2.9%	5.5%	4.1%
Other/Store closing costs	45.5%	24.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	92.1%	61.5%	45.2%	44.8%	37.2%	37.5%	44.7%	39.6%	37.6%	25.3%	17.8%	50.2%	32.7%

Retail Admin	1.5%	1.3%	1.4%	1.3%	1.3%	1.1%	1.3%	1.4%	1.1%	0.7%	0.5%	1.5%	1.0%

Total store operating expense	93.5%	62.9%	46.5%	46.1%	38.4%	38.6%	46.0%	40.9%	38.7%	26.0%	18.3%	51.8%	33.7%

Catalog/Internet Expenses	39.0%	33.1%	47.4%	70.7%	64.0%	75.2%	69.4%	71.1%	8.4%	35.2%	28.8%	53.2%	34.8%

Contribution Retail	-2.1%	7.0%	-0.4%	-0.1%	7.3%	7.2%	0.1%	5.2%	7.3%	17.7%	25.0%	-6.1%	11.2%
Contribution Closing stores
Contribution Direct-to-consumer	7.0%	12.8%	-1.1%	-24.5%	-18.1%	-29.3%	-22.9%	-24.5%	37.9%	8.8%	14.6%	-7.0%	9.6%

Contibution	-21.5%	-12.9%	-0.4%	-0.7%	6.6%	6.5%	-0.3%	3.2%	11.2%	16.2%	23.7%	-6.1%	11.1%

Distribution & FR8	2.2%	3.0%	4.6%	4.3%	3.8%	3.6%	4.9%	5.0%	4.7%	3.0%	2.0%	4.5%	3.5%
General & Admin	2.9%	3.7%	5.4%	5.5%	5.2%	4.6%	5.5%	5.3%	4.1%	2.3%	1.8%	6.1%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-12.0%	-2.0%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	2.1%

EBITDA—Closers	-41.5%	-64.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-26.7%	-19.6%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	3.8%

Depreciation	1.5%	1.5%	2.7%	2.8%	2.1%	2.4%	2.8%	2.2%	2.1%	1.2%	0.8%	3.2%	1.8%

EBIT	-28.6%	-21.6%	122.2%	-13.3%	-4.4%	-4.0%	-13.5%	-9.3%	0.3%	9.7%	19.1%	-19.9%	2.0%

Interest	1.1%	1.0%	1.8%	1.7%	1.3%	1.4%	1.8%	1.6%	1.7%	1.0%	0.4%	1.5%	1.2%

Pre-tax	-29.8%	-22.7%	120.4%	-15.0%	-5.7%	-5.4%	-15.3%	-10.9%	-1.4%	8.8%	18.7%	-21.4%	0.8%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%

Net Income(loss)	-29.8%	-22.7%	120.3%	-15.1%	-5.8%	-5.5%	-15.4%	-11.0%	-1.5%	8.7%	18.7%	-21.6%	0.8%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	Total FY 2004
Sales: retail	20,356.0	27,790.6	21,895.5	22,177.3	28,321.8	25,940.2	21,901.0	26,554.0	25,899.4	43,251.1	71,498.5	19,444.7	355,030.1
Sales: catalog/internet	760.0	1,615.0	863.0	547.0	744.0	513.0	402.0	2,007.0	3,992.0	9,178.0	10,591.0	803.0	32,015.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	21,116.0	29,405.6	22,758.5	22,724.3	29,065.8	26,453.2	22,303.0	28,561.0	29,891.4	52,429.1	82,089.5	20,247.7	387,045.1

Cost of sales: retail	10,990.2	15,043.1	11,762.3	11,951.3	15,330.6	14,041.4	11,741.1	14,232.9	13,949.4	24,242.2	40,503.9	10,523.5	194,312.0
Cost of sales: catalog/internet	409.9	872.9	463.2	294.4	402.2	277.3	214.8	1,072.3	2,146.1	5,141.5	6,001.9	432.3	17,728.8
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,400.1	15,916.0	12,225.4	12,245.7	15,732.8	14,318.7	11,956.0	15,305.3	16,095.5	29,383.8	46,505.8	10,955.7	212,040.8

Gross margin: retail	9,365.8	12,747.5	10,133.2	10,226.0	12,991.2	11,898.8	10,159.9	12,321.1	11,950.0	19,008.9	30,994.6	8,921.2	160,718.1
Gross margin: catalog/internet	350.1	742.1	399.8	252.6	341.8	235.7	187.2	934.7	1,845.9	4,036.5	4,589.1	370.7	14,286.2
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,715.9	13,489.6	10,533.1	10,478.6	13,333.0	12,134.5	10,347.0	13,255.7	13,795.9	23,045.3	35,583.7	9,292.0	175,004.3

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	3,645.0	4,555.0	2,923.0	39,623.0
Occupancy	4,553.7	4,562.0	4,562.6	4,562.3	4,565.4	4,567.3	4,566.6	4,571.5	4,576.8	4,582.0	4,592.8	4,586.2	54,849.2
Marketing	308.7	308.7	576.4	576.4	576.4	576.4	576.4	576.4	576.4	864.7	1,152.9	576.4	7,246.2
Store operating expenses	1,037.3	1,185.9	1,068.7	1,074.4	1,196.8	1,149.2	1,068.8	1,161.7	1,148.4	1,495.4	2,060.6	1,019.7	14,666.9
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	8,822.7	9,710.6	9,130.7	9,136.1	9,992.6	9,215.9	9,134.8	9,963.6	9,224.6	10,587.1	12,361.3	9,105.3	116,385.3

Retail Admin	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	3,588.0

Total store operating expense	9,098.7	10,055.6	9,406.7	9,412.1	10,337.6	9,491.9	9,410.8	10,308.6	9,500.6	10,863.1	12,706.3	9,381.3	119,973.3

Catalog/Internet Expenses	278.7	502.0	381.0	358.3	443.4	358.3	250.1	1,496.6	1,674.9	1,881.0	1,976.8	382.9	9,984.0

Contribution Retail	267.1	2,691.9	726.5	813.9	2,653.6	2,406.9	749.1	2,012.5	2,449.4	8,145.8	18,288.3	(460.1)	40,744.8
Contribution Closing stores
Contribution Direct-to-consumer	71.4	240.1	18.8	(105.7)	(101.6)	(122.6)	(62.9)	(561.9)	171.0	2,155.5	2,612.3	(12.2)	4,302.2

Contibution	338.5	2,932.0	745.4	708.2	2,552.0	2,284.3	686.1	1,450.5	2,620.4	10,301.2	20,900.6	(472.2)	45,047.0

Distribution & FR8	913.2	1,194.7	1,015.6	953.0	1,094.9	952.6	1,068.4	1,432.4	1,401.3	1,579.0	1,693.3	902.8	14,201.2
General & Admin	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	14,868.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—

Depreciation	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644.0

EBIT	(2,300.7)	(283.7)	(2,016.2)	(2,000.8)	(593.9)	(444.3)	(2,168.3)	(2,062.9)	(586.9)	6,906.2	17,096.3	(3,211.0)	8,333.8

Interest	244.6	238.4	259.2	284.2	288.2	274.5	294.4	325.1	358.9	381.3	339.8	250.4	3,539.0

Pre-tax	(2,545.3)	(522.1)	(2,275.4)	(2,285.0)	(882.1)	(718.8)	(2,462.7)	(2,388.0)	(945.8)	6,524.9	16,756.5	(3,461.4)	4,794.8

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income(loss)	(2,570.3)	(547.1)	(2,300.4)	(2,310.0)	(907.1)	(743.8)	(2,487.7)	(2,413.0)	(970.8)	6,499.9	16,731.5	(3,486.4)	4,494.8

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	Total FY 2004
Sales: retail	96.4%	94.5%	96.2%	97.6%	97.4%	98.1%	98.2%	93.0%	86.6%	82.5%	87.1%	96.0%	91.7%
Sales: catalog/internet	3.6%	5.5%	3.8%	2.4%	2.6%	1.9%	1.8%	7.0%	13.4%	17.5%	12.9%	4.0%	8.3%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.9%	56.1%	56.7%	54.1%	54.7%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.8%	56.0%	56.7%	54.1%	54.8%

Gross margin: retail	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.1%	44.0%	43.4%	45.9%	45.3%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.3%	13.2%	12.9%	11.3%	13.3%	13.8%	11.3%	8.4%	6.4%	15.0%	11.2%
Occupancy	22.4%	16.4%	20.8%	20.6%	16.1%	17.6%	20.9%	17.2%	17.7%	10.6%	6.4%	23.6%	15.4%
Marketing	1.5%	1.1%	2.6%	2.6%	2.0%	2.2%	2.6%	2.2%	2.2%	2.0%	1.6%	3.0%	2.0%
Store operating expenses	5.1%	4.3%	4.9%	4.8%	4.2%	4.4%	4.9%	4.4%	4.4%	3.5%	2.9%	5.2%	4.1%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.3%	34.9%	41.7%	41.2%	35.3%	35.5%	41.7%	37.5%	35.6%	24.5%	17.3%	46.8%	32.8%

Retail Admin	1.4%	1.2%	1.3%	1.2%	1.2%	1.1%	1.3%	1.3%	1.1%	0.6%	0.5%	1.4%	1.0%

Total store operating expense	44.7%	36.2%	43.0%	42.4%	36.5%	36.6%	43.0%	38.8%	36.7%	25.1%	17.8%	48.2%	33.8%

Catalog/Internet Expenses	36.7%	31.1%	44.1%	65.5%	59.6%	69.8%	62.2%	74.6%	42.0%	20.5%	18.7%	47.7%	31.2%

Contribution Retail	1.3%	9.7%	3.3%	3.7%	9.4%	9.3%	3.4%	7.6%	9.5%	18.8%	25.6%	-2.4%	11.5%
Contribution Closing stores
Contribution Direct-to-consumer	9.4%	14.9%	2.2%	-19.3%	-13.7%	-23.9%	-15.7%	-28.0%	4.3%	23.5%	24.7%	-1.5%	13.4%

Contibution	1.6%	10.0%	3.3%	3.1%	8.8%	8.6%	3.1%	5.1%	8.8%	19.6%	25.5%	-2.3%	11.6%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.7%	3.0%	2.1%	4.5%	3.7%
General & Admin	5.4%	4.9%	5.0%	5.0%	4.9%	4.3%	5.1%	5.0%	3.8%	2.2%	1.7%	5.7%	3.8%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%

Depreciation	2.8%	2.0%	2.6%	2.7%	2.1%	2.4%	2.9%	2.3%	2.2%	1.3%	0.8%	3.4%	2.0%

EBIT	-10.9%	-1.0%	-8.9%	-8.8%	-2.0%	-1.7%	-9.7%	-7.2%	-2.0%	13.2%	20.8%	-15.9%	2.2%

Interest	1.2%	0.8%	1.1%	1.3%	1.0%	1.0%	1.3%	1.1%	1.2%	0.7%	0.4%	1.2%	0.9%

Pre-tax	-12.1%	-1.8%	-10.0%	-10.1%	-3.0%	-2.7%	-11.0%	-8.4%	-3.2%	12.4%	20.4%	-17.1%	1.2%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income(loss)	-12.2%	-1.9%	-10.1%	-10.2%	-3.1%	-2.8%	-11.2%	-8.4%	-3.2%	12.4%	20.4%	-17.2%	1.2%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY 2005
Sales: retail	21,434.0	29,249.6	23,086.1	23,547.9	29,977.9	27,408.5	23,313.7	28,199.4	27,567.3	45,433.1	74,814.6	21,008.5	375,040.6
Sales: catalog/internet	837.0	1,777.0	950.0	602.0	819.0	565.0	443.0	2,207.0	4,391.0	10,096.0	11,650.0	883.0	35,220.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	22,271.0	31,026.6	24,036.1	24,149.9	30,796.9	27,973.5	23,756.7	30,406.4	31,958.3	54,429.1	86,464.6	21,891.5	410,260.6

Cost of sales: retail	11,542.2	15,788.9	12,369.5	12,657.0	16,185.1	14,797.8	12,468.2	15,078.2	14,814.7	25,397.1	42,270.2	11,350.9	204,719.9
Cost of sales: catalog/internet	451.4	960.5	509.9	324.0	442.8	305.4	236.7	1,179.2	2,360.6	5,655.8	6,602.1	475.3	19,503.6
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,993.6	16,749.4	12,879.4	12,981.0	16,627.8	15,103.2	12,704.9	16,257.4	17,175.3	31,052.9	48,872.3	11,826.2	224,223.4

Gross margin: retail	9,891.8	13,460.7	10,716.6	10,890.9	13,792.8	12,610.7	10,845.5	13,121.2	12,752.6	20,036.0	32,544.4	9,657.6	170,320.7
Gross margin: catalog/internet	385.6	816.5	440.1	278.0	376.2	259.6	206.3	1,027.8	2,030.4	4,440.2	5,047.9	407.7	15,716.4
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	10,277.4	14,277.2	11,156.7	11,168.9	14,169.1	12,870.3	11,051.8	14,149.0	14,783.0	24,476.2	37,592.3	10,065.3	186,037.2

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,773.0	4,714.0	3,025.0	41,008.0
Occupancy	4,893.8	4,902.2	4,902.8	4,902.5	4,905.7	4,907.6	4,906.9	4,911.8	4,917.2	4,922.4	4,933.3	4,926.7	58,932.9
Marketing	315.9	315.9	589.9	589.9	589.9	589.9	589.9	589.9	589.9	884.9	1,179.8	589.9	7,415.7
Store operating expenses	1,065.2	1,221.6	1,099.0	1,108.3	1,236.5	1,185.2	1,103.6	1,201.3	1,188.4	1,545.8	2,134.2	1,057.6	15,146.7
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	9,299.9	10,221.7	9,616.7	9,625.7	10,514.1	9,707.7	9,625.4	10,485.0	9,720.5	11,126.1	12,961.3	9,599.2	122,503.3

Retail Admin	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	3,680.0

Total store operating expense	9,582.9	10,575.7	9,899.7	9,908.7	10,868.1	9,990.7	9,908.4	10,839.0	10,003.5	11,409.1	13,315.3	9,882.2	126,183.3

Catalog/Internet Expenses	288.5	519.2	390.9	365.9	454.7	366.0	257.0	1,514.8	1,704.4	1,941.4	2,042.0	392.9	10,237.7

Contribution Retail	308.9	2,885.0	816.9	982.2	2,924.7	2,620.0	937.1	2,282.2	2,749.1	8,626.9	19,229.1	(224.6)	44,137.4
Contribution Closing stores
Contribution Direct-to-consumer	97.1	297.3	49.2	(87.9)	(78.5)	(106.4)	(50.7)	(487.0)	326.0	2,498.8	3,005.9	14.8	5,478.7

Contibution	406.0	3,182.3	866.1	894.3	2,846.3	2,513.6	886.4	1,795.2	3,075.1	11,125.7	22,235.0	(209.8)	49,616.2

Distribution & FR8	964.7	1,262.0	1,072.8	1,006.7	1,156.6	1,006.3	1,128.6	1,513.1	1,480.3	1,668.0	1,788.7	953.7	15,001.5
General & Admin	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964.0

EBIT	(2,417.7)	(239.7)	(2,085.7)	(2,001.4)	(500.3)	(401.7)	(2,161.2)	(1,937.9)	(344.2)	7,508.7	18,196.3	(3,132.5)	10,482.7

Interest	221.0	197.9	230.8	270.4	273.5	263.6	283.8	332.4	377.6	391.4	340.0	243.9	3,426.3

Pre-tax	(2,638.7)	(437.6)	(2,316.5)	(2,271.8)	(773.8)	(665.3)	(2,445.0)	(2,270.3)	(721.8)	7,117.3	17,856.3	(3,376.4)	7,056.4

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income(loss)	(2,663.7)	(462.6)	(2,341.5)	(2,296.8)	(798.8)	(690.3)	(2,470.0)	(2,295.3)	(746.8)	7,092.3	17,831.3	(3,401.4)	6,756.4

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY 2005
Sales: retail	96.2%	94.3%	96.0%	97.5%	97.3%	98.0%	98.1%	92.7%	86.3%	81.8%	86.5%	96.0%	91.4%
Sales: catalog/internet	3.8%	5.7%	4.0%	2.5%	2.7%	2.0%	1.9%	7.3%	13.7%	18.2%	13.5%	4.0%	8.6%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.6%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.7%

Gross margin: retail	46.2%	46.0%	46.4%	46.3%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.1%	12.9%	13.1%	12.8%	12.6%	11.0%	13.0%	13.4%	11.0%	8.3%	6.3%	14.4%	10.9%
Occupancy	22.8%	16.8%	21.2%	20.8%	16.4%	17.9%	21.0%	17.4%	17.8%	10.8%	6.6%	23.5%	15.7%
Marketing	1.5%	1.1%	2.6%	2.5%	2.0%	2.2%	2.5%	2.1%	2.1%	1.9%	1.6%	2.8%	2.0%
Store operating expenses	5.0%	4.2%	4.8%	4.7%	4.1%	4.3%	4.7%	4.3%	4.3%	3.4%	2.9%	5.0%	4.0%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.4%	34.9%	41.7%	40.9%	35.1%	35.4%	41.3%	37.2%	35.3%	24.5%	17.3%	45.7%	32.7%

Retail Admin	1.3%	1.2%	1.2%	1.2%	1.2%	1.0%	1.2%	1.3%	1.0%	0.6%	0.5%	1.3%	1.0%

Total store operating expense	44.7%	36.2%	42.9%	42.1%	36.3%	36.5%	42.5%	38.4%	36.3%	25.1%	17.8%	47.0%	33.6%

Catalog/Internet Expenses	34.5%	29.2%	41.1%	60.8%	55.5%	64.8%	58.0%	68.6%	38.8%	19.2%	17.5%	44.5%	29.1%

Contribution Retail	1.4%	9.9%	3.5%	4.2%	9.8%	9.6%	4.0%	8.1%	10.0%	19.0%	25.7%	-1.1%	11.8%
Contribution Closing stores
Contribution Direct-to-consumer	11.6%	16.7%	5.2%	-14.6%	-9.6%	-18.8%	-11.5%	-22.1%	7.4%	24.8%	25.8%	1.7%	15.6%

Contibution	1.8%	10.3%	3.6%	3.7%	9.2%	9.0%	3.7%	5.9%	9.6%	20.0%	25.7%	-1.0%	12.1%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.6%	3.0%	2.1%	4.4%	3.7%
General & Admin	5.2%	4.7%	4.9%	4.8%	4.7%	4.2%	4.9%	4.8%	3.7%	2.1%	1.7%	5.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

Depreciation	3.1%	2.3%	3.0%	3.0%	2.4%	2.7%	3.2%	2.5%	2.4%	1.4%	0.9%	3.7%	2.2%

EBIT	-10.9%	-0.8%	-8.7%	-8.3%	-1.6%	-1.4%	-9.1%	-6.4%	-1.1%	13.5%	21.0%	-14.3%	2.6%

Interest	1.0%	0.6%	1.0%	1.1%	0.9%	0.9%	1.2%	1.1%	1.2%	0.7%	0.4%	1.1%	0.8%

Pre-tax	-11.8%	-1.4%	-9.6%	-9.4%	-2.5%	-2.4%	-10.3%	-7.5%	-2.3%	12.8%	20.7%	-15.4%	1.7%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income(loss)	-12.0%	-1.5%	-9.7%	-9.5%	-2.6%	-2.5%	-10.4%	-7.5%	-2.3%	12.8%	20.6%	-15.5%	1.6%

FAO, Inc.
Consolidated Balance Sheets
dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004
ASSETS
Current assets:
Cash and cash equivalents	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	4,329.2	2,871.6
Accounts and other receivables	4,435.6	4,853.1	5,053.0	5,320.5	5,675.5	6,215.7	6,076.2	6,297.3	6,297.2	8,167.3	6,962.5	3,442.1
Merchandise inventories	84,965.2	67,103.7	72,932.3	72,625.9	72,221.8	71,854.4	80,268.0	92,003.4	99,447.6	96,097.2	69,278.4	71,097.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,418.0	5,162.0	3,200.0	100.0	—
Other current assets	10,098.9	10,170.5	9,980.5	9,790.5	9,600.5	9,415.5	9,900.5	11,310.5	11,402.2	11,493.8	10,740.5	9,987.3

Total current assets	102,763.1	85,479.9	91,152.4	90,822.8	90,491.8	90,400.5	100,225.0	115,919.8	125,245.2	122,046.7	91,410.6	87,398.1

Noncurrent assets:
Property, fixtures and equipment, net	26,705.3	26,220.3	25,734.3	25,747.3	25,753.3	25,252.3	24,750.3	24,247.3	23,743.3	23,238.3	22,732.3	22,225.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,742.0	2,689.0	2,636.0	2,583.0	2,530.0	2,477.0	2,424.0	2,371.0	2,318.0	2,265.0	2,212.0	2,159.0

	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	120,932.9	116,360.4

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	54,341.1	53,191.1	1,390.9	2,526.7	8,495.4	10,184.5	19,044.8	20,880.7	18,356.3	23,804.9	18,996.2	12,603.8
Accrued expenses	17,667.6	17,632.6	21,478.3	21,743.6	22,679.8	22,157.1	21,515.4	22,600.6	22,531.9	23,111.2	22,041.5	19,086.7
Accrued salaries and wages	5,906.0	5,181.0	7,034.0	7,057.0	5,068.0	5,116.0	5,187.0	5,258.0	5,384.0	5,088.0	5,009.0	5,205.0
Current portion of secured long term debt	9,178.7	9,186.6	5,194.5	5,195.7	5,166.3	5,069.1	4,971.2	4,872.7	4,773.5	4,673.7	4,573.1	472.0
Compromised Trade	—	—	16,457.2	16,457.2	16,457.2	16,457.2	16,457.2	16,457.2	16,457.2	16,457.2	10,971.5	10,971.5

Total current liabilities	87,093.4	85,191.3	51,554.9	52,980.2	57,866.7	58,983.9	67,175.6	70,069.2	67,502.9	73,135.0	61,591.3	48,339.0

Revolving Line of Credit	38,765.4	31,265.1	20,415.8	21,663.4	17,892.8	17,332.9	21,402.0	36,409.2	48,028.0	34,247.1	91.6	13,113.8
Equipment Note and capital lease obligations	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Deferred rent	3,491.0	3,629.0	3,767.0	3,905.0	4,043.0	4,181.0	4,319.0	4,457.0	4,595.0	4,733.0	4,871.0	5,009.0
Subsidiary Subordinated Notes	16,220.2	16,220.2	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	10,353.7	9,853.7

Total liabilities	145,940.1	136,573.2	86,255.8	88,969.5	90,156.2	90,851.5	103,250.3	121,289.1	130,479.6	122,468.8	76,907.6	76,315.5

Commitments and contingencies
Stockholders(shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	—	—	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	—	—	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(166,704.7)	(175,159.0)	(152,558.1)	(155,641.4)	(157,206.1)	(158,546.7)	(161,676.0)	(164,576.0)	(164,998.1)	(160,743.8)	(146,377.7)	(150,358.1)

Total stockholders' equity	(9,151.7)	(17,606.0)	37,844.9	34,761.6	33,196.9	31,856.3	28,727.0	25,827.0	25,404.9	29,659.2	44,025.3	40,044.9

Total liabilities and stockholders' equity	136,788.4	118,967.2	124,100.7	123,731.1	123,353.1	122,707.8	131,977.3	147,116.1	155,884.5	152,128.0	120,932.9	116,360.4

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005
ASSETS
Current assets:
Cash and cash equivalents	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0
Accounts and other receivables	4,395.9	4,826.8	5,044.4	5,321.5	5,617.8	6,184.4	6,044.9	6,231.5	6,930.4	8,853.6	7,698.6	4,058.0
Merchandise inventories	72,112.2	77,197.1	78,950.7	74,419.9	73,983.9	78,824.6	81,982.9	93,428.2	100,836.1	97,430.9	70,535.8	72,327.1
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,106.0	10,183.7	9,993.7	9,803.7	9,613.7	9,428.7	9,913.7	11,323.7	11,422.0	11,520.2	10,753.7	9,987.3

Total current assets	89,754.9	95,347.6	97,028.8	92,485.1	92,055.4	97,177.7	101,776.5	116,907.2	125,259.3	122,687.6	91,828.1	89,112.4

Noncurrent assets:
Property, fixtures and equipment, net	21,942.3	21,655.3	21,364.3	21,069.3	20,770.3	20,467.3	20,160.3	19,849.3	19,534.3	19,215.3	18,892.3	18,565.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	2,159.0	2,106.0	2,053.0	2,000.0	1,947.0	1,894.0	1,841.0	1,788.0	1,735.0	1,682.0	1,629.0	1,576.0

	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	116,927.4	113,831.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	13,240.1	20,958.4	14,680.0	13,211.0	16,632.2	20,336.1	20,471.7	29,433.1	24,451.5	27,634.6	16,241.6	14,917.0
Accrued expenses	19,869.0	20,625.3	18,935.5	19,007.8	20,036.0	19,642.3	19,436.6	20,176.8	20,218.1	23,032.4	23,411.6	16,492.9
Accrued salaries and wages	5,442.0	5,575.0	5,657.0	5,679.0	5,689.0	5,738.0	5,811.0	5,885.0	6,018.0	5,711.0	5,626.0	5,824.0
Current portion of secured long term debt	370.1	267.6	164.4	67.2	—	—	—	—	—	—	—	—
Compromised Trade	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	10,971.5	3,490.9	3,490.9

Total current liabilities	49,892.7	58,397.8	50,408.4	48,936.5	53,328.7	56,687.9	56,690.8	66,466.4	61,659.1	67,349.5	48,770.1	40,724.8

Revolving Line of Credit	16,078.9	13,251.6	24,753.5	23,518.5	19,130.1	21,156.0	27,754.7	35,037.5	48,674.9	33,416.2	3,902.0	12,215.5
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	5,147.0	5,285.0	5,423.0	5,561.0	5,699.0	5,837.0	5,975.0	6,113.0	6,251.0	6,389.0	6,527.0	6,665.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	80,972.3	86,788.1	90,438.6	87,869.7	88,011.5	93,534.6	100,274.2	117,470.6	126,438.7	117,008.4	69,052.8	69,459.0

Commitments and contingencies
Stockholders(shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(152,941.1)	(153,504.2)	(155,817.5)	(158,140.3)	(159,063.8)	(159,820.6)	(162,321.4)	(164,751.1)	(165,735.1)	(159,248.5)	(142,528.4)	(146,030.3)

Total stockholders' equity	37,461.9	36,898.8	34,585.5	32,262.7	31,339.2	30,582.4	28,081.6	25,651.9	24,667.9	31,154.5	47,874.6	44,372.7

Total liabilities and stockholders' equity	118,434.2	123,686.9	125,024.1	120,132.4	119,350.7	124,117.0	128,355.8	143,122.5	151,106.6	148,162.9	116,927.4	113,831.7

FAO, Inc.

Consolidated Balance Sheets

dollars in thousands ($000's)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006
ASSETS
Current assets:
Cash and cash equivalents	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	8,719.5	2,740.0
Accounts and other receivables	4,499.9	4,939.4	5,159.2	5,453.7	5,745.6	6,326.0	6,181.1	6,358.4	7,091.3	9,064.0	7,954.4	4,208.8
Merchandise inventories	73,312.7	78,642.9	80,377.4	75,825.1	75,363.2	80,181.1	83,311.3	94,866.2	102,243.1	98,791.4	71,830.7	73,597.3
Prepaid catalog expenses	250.0	400.0	300.0	200.0	100.0	—	1,095.0	3,183.8	3,330.8	2,142.9	100.0	—
Other current assets	10,113.2	10,197.2	10,007.2	9,817.2	9,627.2	9,442.2	9,927.2	11,337.2	11,442.2	11,547.1	10,767.2	9,987.3

Total current assets	90,915.8	96,919.5	98,583.8	94,036.0	93,576.0	98,689.3	103,254.6	118,485.6	126,847.4	124,285.4	99,371.8	90,533.4

Noncurrent assets:
Property, fixtures and equipment, net	18,234.3	17,899.3	17,560.3	17,217.3	16,870.3	16,519.3	16,164.3	15,805.3	15,442.3	15,075.3	14,704.3	14,329.3
Deferred income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0	4,578.0
Other noncurrent assets	1,576.0	1,523.0	1,470.0	1,417.0	1,364.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0	1,362.0

	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	120,016.1	110,802.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	18,113.6	23,534.0	17,192.9	11,292.4	18,076.9	21,581.3	18,706.6	24,981.3	22,943.4	30,186.3	20,003.1	16,269.2
Accrued expenses	15,946.3	16,729.5	15,836.8	15,825.3	16,932.5	16,506.8	16,149.3	16,746.5	16,799.8	19,578.3	21,694.5	14,471.8
Accrued salaries and wages	6,056.0	6,190.0	6,271.0	6,293.0	6,302.0	6,352.0	6,426.0	6,504.0	6,641.0	6,324.0	6,233.0	6,434.0
Current portion of secured long term debt	—	—	—	—	—	—	—	—	—	—	—	—
Compromised Trade	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	3,490.9	—	—

Total current liabilities	43,606.8	49,944.4	42,791.6	36,901.6	44,802.3	47,931.0	44,772.8	51,722.7	49,875.1	59,579.5	47,930.6	37,175.0

Revolving Line of Credit	13,370.7	13,024.7	23,694.0	26,840.0	18,792.2	21,017.7	30,760.0	40,892.6	51,390.0	31,569.0	—	4,819.9
Equipment Note and capital lease obligations	—	—	—	—	—	—	—	—	—	—	—	—
Deferred rent	6,803.0	6,941.0	7,079.0	7,217.0	7,355.0	7,493.0	7,631.0	7,769.0	7,907.0	8,045.0	8,183.0	8,321.0
Subsidiary Subordinated Notes	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7	9,853.7

Total liabilities	73,634.2	79,763.8	83,418.3	80,812.3	80,803.2	86,295.4	93,017.5	110,238.0	119,025.8	109,047.2	65,967.3	60,169.6

Commitments and contingencies
Stockholders(shareholders') equity:
Conv preferred stock from Equipment Note & Vendex to equity	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0	4,500.0
NEW CONVERTIBLE PREFERRED—NET	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0	28,350.0
Common stock and paid in capital (75,000,000 shares authorized at $0.001 par value; 30,426,504 and 12,965,501 issued and outstanding, respectively)	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0	157,553.0
Accumulated deficit	(148,733.1)	(149,247.0)	(151,629.2)	(153,967.0)	(154,817.9)	(155,549.8)	(158,061.6)	(160,410.1)	(161,199.1)	(154,149.5)	(136,354.2)	(139,769.9)

Total stockholders' equity	41,669.9	41,156.0	38,773.8	36,436.0	35,585.1	34,853.2	32,341.4	29,992.9	29,203.9	36,253.5	54,048.8	50,633.1

Total liabilities and stockholders' equity	115,304.1	120,919.8	122,192.1	117,248.3	116,388.3	121,148.6	125,358.9	140,230.9	148,229.7	145,300.7	120,016.1	110,802.7

FAO, Inc.

Consolidated Statements of Cash Flows

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Cash flows from operating activities:
Net income (loss)	(11,413.8)	(8,454.3)	22,600.9	(3,083.4)	(1,564.7)	(1,340.6)	(3,129.3)	(2,900.0)	(422.1)	4,254.4	14,366.0	(3,980.4)	4,933
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	6,864
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	19,478.6	15,365.4	(51,787.0)	1,806.0	5,308.0	1,379.6	(1,511.5)	(12,644.4)	(11,693.9)	9,135.6	25,972.5	(6,543.3)	(5,734)

Net cash provided by (used in) operating activities	8,761.8	7,609.1	(28,487.1)	(577.4)	4,450.3	753.0	(3,925.8)	(14,828.4)	(11,399.0)	14,108.0	41,057.5	(9,803.7)	7,718

Cash flows from investing activities:
Additions to property, fixtures and equipment	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash used in investing activities	(75.0)	(75.0)	(75.0)	(575.0)	(575.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(75.0)	(1,900)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	(5,866.5)	—	—	—	—	—	—	—	—	(500.0)	(6,367)
Payments on notes payable and capital leases	(94.1)	(94.6)	12,361.9	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(5,586.3)	(4,101.1)	1,801
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	32,850.0	—	—	—	—	—	—	—	—	—	32,850
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(94.1)	(94.6)	39,345.4	(96.0)	(96.6)	(97.2)	(97.9)	(98.5)	(99.2)	(99.8)	(5,586.3)	(4,601.1)	28,284

Net (increase) decrease in Revolver before change in cash and cash equivalents	8,592.7	7,439.5	10,783.3	(1,248.4)	3,778.7	580.8	(4,098.7)	(15,001.9)	(11,573.2)	13,933.2	35,396.2	(14,479.8)	34,102

Cash and cash equivalents at beginning of period	2,929.1	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	4,329.2	2,929
Cash and cash equivalents at end of period	3,013.4	2,952.6	2,886.6	2,885.9	2,894.0	2,914.9	2,885.3	2,890.6	2,936.2	3,088.4	4,329.2	2,871.6	2,872

Net change in cash	84.3	(60.8)	(66.0)	(0.7)	8.1	20.9	(29.6)	5.3	45.6	152.2	1,240.8	(1,457.6)	(58)

Net borrowings (payments) on revolving line of credit	(8,508.4)	(7,500.3)	(10,849.3)	1,247.7	(3,770.6)	(559.9)	4,069.1	15,007.2	11,618.8	(13,781.0)	(34,155.4)	13,022.2	(34,160)

Beginning Revolver Balance	47,273.8	38,765.4	31,265.1	20,415.8	21,663.4	17,892.8	17,332.9	21,402.0	36,409.2	48,028.0	34,247.1	91.6

Ending Revolver Balance	38,765.4	31,265.1	20,415.8	21,663.4	17,892.8	17,332.9	21,402.0	36,409.2	48,028.0	34,247.1	91.6	13,113.8

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	FY 2003 Totals
Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:
Accounts and other receivables, net of allowance	(811.8)	(417.5)	(199.9)	(267.5)	(355.0)	(540.2)	139.5	(221.1)	0.1	(1,870.1)	1,204.8	3,520.4	182
Merchandise inventories	22,155.7	17,861.5	(5,828.6)	306.4	404.1	367.4	(8,413.6)	(11,735.4)	(7,444.2)	3,350.4	26,818.8	(1,818.7)	36,024
Other current assets	(201.3)	(221.6)	290.0	290.0	290.0	285.0	(1,580.0)	(3,733.0)	(1,835.7)	1,870.4	3,853.3	853.2	160
Other noncurrent assets	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	636
Accounts payable	—	(1,150.0)	(51,800.2)	1,135.8	5,968.7	1,689.1	8,860.3	1,835.9	(2,524.4)	5,448.6	(4,808.7)	(6,392.4)	(41,737)
Accrued expenses	(881.0)	(35.0)	3,845.7	265.3	936.2	(522.7)	(641.7)	1,085.2	(68.7)	579.3	(1,069.7)	(2,954.8)	538
Accrued payroll and payroll expenses	(836.0)	(725.0)	1,853.0	23.0	(1,989.0)	48.0	71.0	71.0	126.0	(296.0)	(79.0)	196.0	(1,537)

Changes in assets and liabilities	19,479	15,365	(51,787)	1,806	5,308	1,380	(1,512)	(12,644)	(11,694)	9,136	25,973	(6,543)	(5,734)

FAO, Inc.

Consolidated Statements of Cash Flows

dollars in thousands ($000's)

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	FY 2004 Totals
Cash flows from operating activities:
Net income (loss)	(2,583.0)	(563.2)	(2,313.2)	(2,322.8)	(923.5)	(756.8)	(2,500.8)	(2,429.7)	(984.0)	6,486.5	16,720.2	(3,501.9)	4,328
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	(682.0)	2,917.1	(9,514.4)	3,222.0	4,942.1	(1,710.1)	(4,542.9)	(5,302.1)	(13,106.4)	8,315.1	19,813.7	(5,276.6)	(924)
													—

Net cash provided by (used in) operating activities	(2,545.0)	3,083.9	(11,087.6)	1,649.2	4,778.6	(1,696.9)	(6,263.7)	(6,941.8)	(13,290.4)	15,611.6	37,353.9	(7,948.5)	12,703

Cash flows from investing activities:
Additions to property, fixtures and equipment	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—
													—

Net cash used in investing activities	(299.0)	(305.0)	(311.0)	(317.0)	(323.0)	(329.0)	(335.0)	(341.0)	(347.0)	(353.0)	(359.0)	(365.0)	(3,984)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	(7,480.6)	—	(7,953)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(101.9)	(102.5)	(103.2)	(97.2)	(67.2)	—	—	—	—	—	(7,480.6)	—	(7,953)

Net (increase) decrease in Revolver before change in cash and cash equivalents	(2,945.9)	2,676.4	(11,501.8)	1,235.0	4,388.4	(2,025.9)	(6,598.7)	(7,282.8)	(13,637.4)	15,258.6	29,514.3	(8,313.5)	767

Cash and cash equivalents at beginning of period	2,871.6	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,872
Cash and cash equivalents at end of period	2,890.8	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740

Net change in cash	19.2	(150.8)	—	—	—	—	—	—	—	—	—	—	(132)

Net borrowings (payments) on revolving line of credit	2,965.1	(2,827.2)	11,501.8	(1,235.0)	(4,388.4)	2,025.9	6,598.7	7,282.8	13,637.4	(15,258.6)	(29,514.3)	8,313.5	(898)

Beginning Revolver Balance	13,113.8	16,078.9	13,251.6	24,753.5	23,518.5	19,130.1	21,156.0	27,754.7	35,037.5	48,674.9	33,416.2	3,902.0

Ending Revolver Balance	16,078.9	13,251.6	24,753.5	23,518.5	19,130.1	21,156.0	27,754.7	35,037.5	48,674.9	33,416.2	3,902.0	12,215.5

Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	FY 2004 Totals
Accounts and other receivables, net of allowance	(953.8)	(430.9)	(217.6)	(277.1)	(296.3)	(566.6)	139.5	(186.6)	(698.9)	(1,923.2)	1,155.0	3,640.6	(616)
Merchandise inventories	(1,015.1)	(5,084.9)	(1,753.6)	4,530.8	436.0	(4,840.7)	(3,158.3)	(11,445.3)	(7,407.9)	3,405.2	26,895.1	(1,791.3)	(1,230)
Other current assets	(368.7)	(227.7)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(245.3)	1,089.7	2,809.4	866.4	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	53.0	583
Accounts payable	636.3	7,718.3	(6,278.4)	(1,469.0)	3,421.2	3,703.9	135.6	8,961.4	(4,981.6)	3,183.1	(11,393.0)	(1,324.6)	2,313
Accrued expenses	782.3	756.3	(1,689.8)	72.3	1,028.2	(393.7)	(205.7)	740.2	41.3	2,814.3	379.2	(6,918.7)	(2,594)
Accrued payroll and payroll expenses	237.0	133.0	82.0	22.0	10.0	49.0	73.0	74.0	133.0	(307.0)	(85.0)	198.0	619
													—
													—

Changes in assets and liabilities	(682)	2,917	(9,514)	3,222	4,942	(1,710)	(4,543)	(5,302)	(13,106)	8,315	19,814	(5,277)	(924)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	FY 2005 Totals
Cash flows from operating activities:
Net income (loss)	(2,702.8)	(513.9)	(2,382.2)	(2,337.8)	(850.9)	(731.9)	(2,511.8)	(2,348.4)	(789.1)	7,049.6	17,795.3	(3,415.7)	6,260
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964
Deferred rent	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	138.0	1,656
Amortization of debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash compensation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash advertising expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Store closing expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Write off of deferred tax asset	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest in consolidated subsidiary loss	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of discount on senior subordinated notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary gain	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in assets and liabilities affecting operations	1,078.6	386.9	(8,764.1)	(1,289.2)	8,413.7	(1,982.6)	(7,723.5)	(8,281.1)	(10,209.4)	12,266.4	22,735.1	(7,896.7)	(1,266)
													—

Net cash provided by (used in) operating activities	(794.2)	713.0	(10,296.3)	(2,767.0)	8,432.8	(1,834.5)	(9,345.3)	(9,729.5)	(10,088.5)	20,236.0	41,460.4	(10,372.4)	15,615

Cash flows from investing activities:
Additions to property, fixtures and equipment	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)
Acquisition, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from early lease termination	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchase price adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—
													—

Net cash used in investing activities	(361.0)	(367.0)	(373.0)	(379.0)	(385.0)	(391.0)	(397.0)	(403.0)	(409.0)	(415.0)	(421.0)	(427.0)	(4,728)

Cash flows from financing activities:
Net proceeds from (payments on) term note payable	—	—	—	—	—	—	—	—	—	—	—	—	—
Payments on notes payable and capital leases	—	—	—	—	—	—	—	—	—	—	(3,490.9)	—	(3,491)
Proceeds/redemption/conversion of/from issuance of preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment of financing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sale or preferred conversion to common stock	—	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—	(3,490.9)	—	(3,491)

Net (increase) decrease in Revolver before change in cash and cash equivalents	(1,155.2)	346.0	(10,669.3)	(3,146.0)	8,047.8	(2,225.5)	(9,742.3)	(10,132.5)	(10,497.5)	19,821.0	37,548.5	(10,799.4)	7,396

Cash and cash equivalents at beginning of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	8,719.5	2,740
Cash and cash equivalents at end of period	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	2,740.0	8,719.5	2,740.0	2,740

Net change in cash	—	—	—	—	—	—	—	—	—	—	5,979.5	(5,979.5)	—
Net borrowings (payments) on revolving line of credit	1,155.2	(346.0)	10,669.3	3,146.0	(8,047.8)	2,225.5	9,742.3	10,132.5	10,497.5	(19,821.0)	(31,569.0)	4,819.9	(7,396)

Beginning Revolver Balance	12,215.5	13,370.7	13,024.7	23,694.0	26,840.0	18,792.2	21,017.7	30,760.0	40,892.6	51,390.0	31,569.0	—

Ending Revolver Balance	13,370.7	13,024.7	23,694.0	26,840.0	18,792.2	21,017.7	30,760.0	40,892.6	51,390.0	31,569.0	—	4,819.9

Changes in assets and liabilities which increased (decreased) cash used in operating activities are as follows:	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	FY 2005 Totals
Accounts and other receivables, net of allowance	(441.9)	(439.5)	(219.8)	(294.5)	(291.9)	(580.4)	144.9	(177.3)	(732.9)	(1,972.7)	1,109.6	3,745.6	(151)
Merchandise inventories	(985.6)	(5,330.2)	(1,734.5)	4,552.3	461.9	(4,817.9)	(3,130.2)	(11,554.9)	(7,376.9)	3,451.7	26,960.7	(1,766.6)	(1,270)
Other current assets	(375.9)	(234.0)	290.0	290.0	290.0	285.0	(1,580.0)	(3,498.8)	(252.0)	1,083.0	2,822.8	879.9	—
Other noncurrent assets	—	53.0	53.0	53.0	53.0	2.0	—	—	—	—	—	—	214
Accounts payable	3,196.6	5,420.4	(6,341.1)	(5,900.5)	6,784.5	3,504.4	(2,874.7)	6,274.7	(2,037.9)	7,242.9	(10,183.2)	(3,733.9)	1,352
Accrued expenses	(546.6)	783.2	(892.7)	(11.5)	1,107.2	(425.7)	(357.5)	597.2	53.3	2,778.5	2,116.2	(7,222.7)	(2,021)
Accrued payroll and payroll expenses	232.0	134.0	81.0	22.0	9.0	50.0	74.0	78.0	137.0	(317.0)	(91.0)	201.0	610
													—
													—

Changes in assets and liabilities	1,079	387	(8,764)	(1,289)	8,414	(1,983)	(7,724)	(8,281)	(10,209)	12,266	22,735	(7,897)	(1,266)

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	39 weeks Total FY 2003	Qtr 1 2004 5/1/2004	Qtr 2 2004 7/31/2004	Qtr 3 2004 10/30/2004	Qtr 4 2004 1/29/2005	Total FY 2004	Qtr 1 2005 4/30/2005	Qtr 2 2005 7/30/2005	Qtr 3 2005 10/29/2005	Qtr 4 2005 1/28/2006	Total FY 2005
Sales: retail	63,604.2	70,220.5	68,591.9	126,313.9	265,126.3	70,042.1	76,439.3	74,354.4	134,194.3	355,030.1	73,769.7	80,934.3	79,080.4	141,256.2	375,040.6
Sales: catalog/internet	2,942.8	1,639.2	5,565.3	17,888.3	25,092.8	3,238.0	1,804.0	6,401.0	20,572.0	32,015.0	3,564.0	1,986.0	7,041.0	22,629.0	35,220.0
Sales: other closing stores	29,466.8	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	96,013.8	71,859.7	74,157.2	144,202.2	290,219.1	73,280.1	78,243.3	80,755.4	154,766.3	387,045.1	77,333.7	82,920.3	86,121.4	163,885.2	410,260.6

Cost of sales: retail	34,382.9	38,038.9	36,987.1	71,077.0	146,103.0	37,795.5	41,323.4	39,923.5	75,269.6	194,312.0	39,700.7	43,639.9	42,361.1	79,018.2	204,719.9
Cost of sales: catalog/internet	1,586.8	884.9	2,985.0	10,065.6	13,935.5	1,745.9	973.9	3,433.3	11,575.7	17,728.8	1,921.7	1,072.1	3,776.5	12,733.2	19,503.6
Cost of sales: other closing stores	29,581.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	65,551.6	38,923.8	39,972.1	81,142.6	160,038.5	39,541.5	42,297.2	43,356.8	86,845.3	212,040.8	41,622.4	44,712.0	46,137.6	91,751.4	224,223.4

Gross margin: retail	29,221.3	32,181.6	31,604.8	55,236.9	119,023.3	32,246.6	35,115.9	34,430.9	58,924.7	160,718.1	34,069.0	37,294.4	36,719.3	62,238.0	170,320.7
Gross margin: catalog/internet	1,356.0	754.3	2,580.3	7,822.7	11,157.3	1,492.1	830.1	2,967.7	8,996.3	14,286.2	1,642.3	913.9	3,264.5	9,895.8	15,716.4
Gross margin: other closing stores	(115.1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	30,462.2	32,935.9	34,185.1	63,059.6	130,180.6	33,738.6	35,946.1	37,398.6	67,921.0	175,004.3	35,711.3	38,208.3	39,983.8	72,133.8	186,037.2

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	9,179.4	9,179.4	9,179.4	10,748.0	29,106.8	9,500.0	9,500.0	9,500.0	11,123.0	39,623.0	9,832.0	9,832.0	9,832.0	11,512.0	41,008.0
Occupancy	13,534.1	13,550.6	13,570.4	13,616.0	40,737.0	13,678.3	13,695.0	13,714.9	13,761.0	54,849.2	14,698.8	14,715.8	14,735.9	14,782.4	58,932.9
Marketing	1,166.4	1,689.6	1,689.6	2,534.6	5,913.8	1,193.8	1,729.2	1,729.2	2,594.0	7,246.2	1,221.7	1,769.7	1,769.7	2,654.6	7,415.7
Store operating expenses	3,142.6	3,274.9	3,242.3	4,396.8	10,914.0	3,291.9	3,420.4	3,378.9	4,575.7	14,666.9	3,385.8	3,530.0	3,493.3	4,737.6	15,146.7
Other/Store closing costs	14,544.1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	41,566.6	27,694.5	27,681.7	31,295.4	86,671.6	27,664.0	28,344.6	28,323.0	32,053.7	116,385.3	29,138.3	29,847.5	29,830.9	33,686.6	122,503.3

Retail Admin	875.0	875.0	875.0	875.0	2,625.0	897.0	897.0	897.0	897.0	3,588.0	920.0	920.0	920.0	920.0	3,680.0

Total store operating expense	42,441.6	28,569.5	28,556.7	32,170.4	89,296.6	28,561.0	29,241.6	29,220.0	32,950.7	119,973.3	30,058.3	30,767.5	30,750.9	34,606.6	126,183.3

Catalog/Internet Expenses	1,127.6	1,135.1	1,773.6	5,828.6	8,737.3	1,161.7	1,160.0	3,421.6	4,240.7	9,984.0	1,198.6	1,186.6	3,476.2	4,376.3	10,237.7
Contribution Retail	1,323.8	3,612.1	3,048.1	23,066.5	29,726.7	3,685.6	5,874.3	5,210.9	25,974.0	40,744.8	4,010.7	6,526.9	5,968.4	27,631.4	44,137.4
Contribution Closing stores	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	228.4	(380.8)	806.7	1,994.1	2,420.0	330.4	(329.9)	(453.9)	4,755.6	4,302.2	443.7	(272.7)	(211.7)	5,519.5	5,478.7

Contibution	(13,107.0)	3,231.3	3,854.8	25,060.6	32,146.7	4,015.9	5,544.5	4,757.0	30,729.6	45,047.0	4,454.4	6,254.2	5,756.7	33,150.9	49,616.2

Distribution & FR8	2,892.2	2,778.2	3,613.1	3,865.8	10,257.1	3,123.5	3,000.5	3,902.1	4,175.1	14,201.2	3,299.5	3,169.6	4,122.0	4,410.4	15,001.5
General & Admin	3,626.0	3,626.0	3,626.0	3,626.0	10,878.0	3,717.0	3,717.0	3,717.0	3,717.0	14,868.0	3,792.0	3,792.0	3,792.0	3,792.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(4,966.0)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

EBITDA—Closers	(14,659.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(19,625.2)	(3,172.9)	(3,384.3)	17,568.8	11,011.6	(2,824.6)	(1,173.0)	(2,862.1)	22,837.5	15,977.8	(2,637.1)	(707.4)	(2,157.3)	24,948.5	19,446.7

Reoganization Costs (Gain)	(25,286.2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	1,680.0	1,707.0	1,734.0	1,743.0	5,184.0	1,776.0	1,866.0	1,956.0	2,046.0	7,644.0	2,106.0	2,196.0	2,286.0	2,376.0	8,964.0

EBIT	3,981.0	(4,879.9)	(5,118.3)	15,825.8	5,827.6	(4,600.6)	(3,039.0)	(4,818.1)	20,791.5	8,333.8	(4,743.1)	(2,903.4)	(4,443.3)	22,572.5	10,482.7

Interest	1,173.2	1,033.7	1,258.1	1,110.8	3,402.6	783.8	889.1	1,021.4	1,011.7	3,706.0	780.8	942.2	1,131.0	1,068.3	3,922.3

Pre-tax	2,807.8	(5,913.6)	(6,376.4)	14,715.0	2,425.0	(5,384.4)	(3,928.1)	(5,839.5)	19,779.8	4,627.8	(5,523.9)	(3,845.6)	(5,574.3)	21,504.2	6,560.4

Income taxes	75.0	75.0	75.0	75.0	225.0	75.0	75.0	75.0	75.0	300.0	75.0	75.0	75.0	75.0	300.0

Net Income(loss)	2,732.8	(5,988.6)	(6,451.4)	14,640.0	2,200.0	(5,459.4)	(4,003.1)	(5,914.5)	19,704.8	4,327.8	(5,598.9)	(3,920.6)	(5,649.3)	21,429.2	6,260.4

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Qtr 1 2003 5/3/2003	Qtr 2 2003 8/2/2003	Qtr 3 2003 11/1/2003	Qtr 4 2003 1/31/2004	Total FY 2003	Qtr 1 2004 5/3/2003	Qtr 2 2004 8/2/2003	Qtr 3 2004 11/1/2003	Qtr 4 2004 1/31/2004	Total FY 2004	Qtr 1 2005 5/3/2003	Qtr 2 2005 8/2/2003	Qtr 3 2005 11/1/2003	Qtr 4 2005 1/31/2004	Total FY 2005
Sales: retail	66.2%	97.7%	92.5%	87.6%	91.4%	95.6%	97.7%	92.1%	86.7%	91.7%	95.4%	97.6%	91.8%	86.2%	91.4%
Sales: catalog/internet	3.1%	2.3%	7.5%	12.4%	8.6%	4.4%	2.3%	7.9%	13.3%	8.3%	4.6%	2.4%	8.2%	13.8%	8.6%
Sales: other	30.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.7%	53.8%	53.9%	53.6%	55.9%	54.6%
Cost of sales: catalog/internet	53.9%	54.0%	53.6%	56.3%	55.5%	53.9%	54.0%	53.6%	56.3%	55.4%	53.9%	54.0%	53.6%	56.3%	55.4%
Cost of sales: other	100.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Cost of sales	68.3%	54.2%	53.9%	56.3%	55.1%	54.0%	54.1%	53.7%	56.1%	54.8%	53.8%	53.9%	53.6%	56.0%	54.7%

Gross margin: retail	45.9%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.3%	46.2%	46.1%	46.4%	44.1%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.4%	43.7%	44.5%	46.1%	46.0%	46.4%	43.7%	44.6%	46.1%	46.0%	46.4%	43.7%	44.6%
Gross margin: other	-0.4%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%	0.0%	0.0%	0.0%	0.0%	300.0%

Gross margin	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%

Gross margin %	31.7%	45.8%	46.1%	43.7%	44.9%	46.0%	45.9%	46.3%	43.9%	45.2%	46.2%	46.1%	46.4%	44.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.4%	8.5%	11.0%	13.6%	12.4%	12.8%	8.3%	11.2%	13.3%	12.1%	12.4%	8.1%	10.9%
Occupancy	21.3%	19.3%	19.8%	10.8%	15.4%	19.5%	17.9%	18.4%	10.3%	15.4%	19.9%	18.2%	18.6%	10.5%	15.7%
Marketing	1.8%	2.4%	2.5%	2.0%	2.2%	1.7%	2.3%	2.3%	1.9%	2.0%	1.7%	2.2%	2.2%	1.9%	2.0%
Store operating expenses	4.9%	4.7%	4.7%	3.5%	4.1%	4.7%	4.5%	4.5%	3.4%	4.1%	4.6%	4.4%	4.4%	3.4%	4.0%
Other/Store closing costs	22.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	65.4%	39.4%	40.4%	24.8%	32.7%	39.5%	37.1%	38.1%	23.9%	32.8%	39.5%	36.9%	37.7%	23.8%	32.7%

Retail Admin	1.4%	1.2%	1.3%	0.7%	1.0%	1.3%	1.2%	1.2%	0.7%	1.0%	1.2%	1.1%	1.2%	0.7%	1.0%

Total store operating expense	66.7%	40.7%	41.6%	25.5%	33.7%	40.8%	38.3%	39.3%	24.6%	33.8%	40.7%	38.0%	38.9%	24.5%	33.6%

Catalog/Internet Expenses	38.3%	69.2%	31.9%	32.6%	34.8%	35.9%	64.3%	53.5%	20.6%	31.2%	33.6%	59.7%	49.4%	19.3%	29.1%

Contribution Retail	2.1%	5.1%	4.4%	18.3%	11.2%	5.3%	7.7%	7.0%	19.4%	11.5%	5.4%	8.1%	7.5%	19.6%	11.8%
Contribution Closing stores	-498.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Contribution Direct-to-consumer	7.8%	-23.2%	14.5%	11.1%	9.6%	10.2%	-18.3%	-7.1%	23.1%	13.4%	12.4%	-13.7%	-3.0%	24.4%	15.6%

Contibution	-13.7%	4.5%	5.2%	17.4%	11.1%	5.5%	7.1%	5.9%	19.9%	11.6%	5.8%	7.5%	6.7%	20.2%	12.1%

Distribution & FR8	3.0%	3.9%	4.9%	2.7%	3.5%	4.3%	3.8%	4.8%	2.7%	3.7%	4.3%	3.8%	4.8%	2.7%	3.7%
General & Admin	3.8%	5.0%	4.9%	2.5%	3.7%	5.1%	4.8%	4.6%	2.4%	3.8%	4.9%	4.6%	4.4%	2.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.5%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

EBITDA—Closers	-49.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-20.4%	-4.4%	-4.6%	12.2%	3.8%	-3.9%	-1.5%	-3.5%	14.8%	4.1%	-3.4%	-0.9%	-2.5%	15.2%	4.7%

Depreciation	1.7%	2.4%	2.3%	1.2%	1.8%	2.4%	2.4%	2.4%	1.3%	2.0%	2.7%	2.6%	2.7%	1.4%	2.2%

EBIT	4.1%	-6.8%	-6.9%	11.0%	2.0%	-6.3%	-3.9%	-6.0%	13.4%	2.2%	-6.1%	-3.5%	-5.2%	13.8%	2.6%

Interest	1.2%	1.4%	1.7%	0.8%	1.2%	1.1%	1.1%	1.3%	0.7%	1.0%	1.0%	1.1%	1.3%	0.7%	1.0%

Pre-tax	2.9%	-8.2%	-8.6%	10.2%	0.8%	-7.3%	-5.0%	-7.2%	12.8%	1.2%	-7.1%	-4.6%	-6.5%	13.1%	1.6%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%

Net Income(loss)	2.8%	-8.3%	-8.7%	10.2%	0.8%	-7.4%	-5.1%	-7.3%	12.7%	1.1%	-7.2%	-4.7%	-6.6%	13.1%	1.5%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	39 weeks Total FY 2003
Sales: retail	18,527.8	25,331.5	19,744.9	19,926.6	26,268.9	24,025.0	19,985.8	24,607.2	23,998.9	40,800.3	67,789.7	17,723.9	265,126.3
Sales: catalog/internet	691.0	1,467.6	784.2	496.4	675.9	466.9	349.4	1,744.5	3,471.4	7,980.6	9,209.4	698.3	25,092.8
Sales: other closing stores	19,059.7	10,407.1	—	—	—	—	—	—	—	—	—	—	—

Sales	38,278.5	37,206.2	20,529.1	20,423.0	26,944.8	24,491.9	20,335.2	26,351.7	27,470.3	48,780.9	76,999.1	18,422.2	290,219.1

Cost of sales: retail	10,022.4	13,732.6	10,627.9	10,758.8	14,263.3	13,016.8	10,770.3	13,260.4	12,956.4	22,980.2	38,462.6	9,634.2	146,103.0
Cost of sales: catalog/internet	372.7	793.2	420.9	267.2	365.4	252.4	186.7	932.1	1,866.2	4,470.7	5,219.0	375.9	13,935.5
Cost of sales: other	18,530.8	11,051.1	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	28,925.9	25,576.9	11,048.8	11,026.0	14,628.7	13,269.2	10,957.0	14,192.5	14,822.6	27,450.9	43,681.6	10,010.1	160,038.5

Gross margin: retail	8,505.4	11,598.9	9,117.0	9,167.8	12,005.6	11,008.2	9,215.5	11,346.8	11,042.5	17,820.1	29,327.1	8,089.7	119,023.3
Gross margin: catalog/internet	318.3	674.4	363.3	229.2	310.5	214.5	162.7	812.4	1,605.2	3,509.9	3,990.4	322.4	11,157.3
Gross margin: other	528.9	(644.0)	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,352.6	11,629.3	9,480.3	9,397.0	12,316.1	11,222.7	9,378.2	12,159.2	12,647.7	21,330.0	33,317.5	8,412.1	130,180.6

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	2,824.4	3,530.6	2,824.4	3,522.2	4,401.4	2,824.4	29,106.8
Occupancy	4,505.7	4,513.9	4,514.5	4,514.2	4,517.3	4,519.1	4,518.5	4,523.3	4,528.6	4,533.7	4,544.4	4,537.9	40,737.0
Marketing	301.6	301.6	563.2	563.2	563.2	563.2	563.2	563.2	563.2	844.9	1,126.5	563.2	5,913.8
Store operating expenses	994.1	1,130.1	1,018.4	1,022.0	1,148.9	1,104.0	1,023.2	1,115.6	1,103.5	1,439.5	1,979.3	978.0	10,914.0
Other/Store closing costs	8,430.5	6,113.6	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	17,056.3	15,589.8	8,920.5	8,923.8	9,760.0	9,010.7	8,929.3	9,732.7	9,019.7	10,340.3	12,051.6	8,903.5	86,671.6

Retail Admin	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	269.0	337.0	269.0	2,625.0

Total store operating expense	17,325.3	15,926.8	9,189.5	9,192.8	10,097.0	9,279.7	9,198.3	10,069.7	9,288.7	10,609.3	12,388.6	9,172.5	89,296.6

Catalog/Internet Expenses	269.7	486.1	371.8	351.1	432.8	351.2	242.6	1,240.3	290.7	2,808.8	2,648.6	371.2	8,737.3

Contribution Retail	(389.4)	1,785.7	(72.5)	(25.0)	1,908.6	1,728.5	17.2	1,277.1	1,753.8	7,210.8	16,938.5	(1,082.8)	29,726.7
Contribution Closing stores	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—
Contribution Direct-to-consumer	48.6	188.3	(8.5)	(121.9)	(122.3)	(136.7)	(79.9)	(427.9)	1,314.5	701.1	1,341.8	(48.8)	2,420.0

Contibution	(8,242.4)	(4,783.6)	(81.0)	(146.9)	1,786.3	1,591.8	(62.7)	849.2	3,068.3	7,911.9	18,280.3	(1,131.6)	32,146.7

Distribution & FR8	845.6	1,106.2	940.4	882.4	1,013.8	882.0	989.3	1,326.3	1,297.5	1,462.0	1,567.9	835.9	10,257.1
General & Admin	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	1,116.0	1,394.0	1,116.0	10,878.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA — Go forward	(2,302.4)	(526.2)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	6,045.6

EBITDA — Closers	(7,901.6)	(6,757.6)	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(10,204.0)	(7,283.8)	(2,137.4)	(2,145.3)	(621.5)	(406.2)	(2,168.0)	(1,871.1)	654.8	5,333.9	15,318.4	(3,083.5)	11,011.6

Reoganization Costs (Gain)	200.0	200.0	(25,686.2)	—	—	—	—	—	—	—	—	—	—
Depreciation	559.0	560.0	561.0	562.0	569.0	576.0	577.0	578.0	579.0	580.0	581.0	582.0	5,184.0

EBIT	(10,963.0)	(8,043.8)	22,987.8	(2,707.3)	(1,190.5)	(982.2)	(2,745.0)	(2,449.1)	75.8	4,753.9	14,737.4	(3,665.5)	5,827.6

Interest	425.8	385.5	361.9	351.1	349.2	333.4	359.3	425.9	472.9	474.5	346.4	289.9	3,402.6

Pre-tax	(11,388.8)	(8,429.3)	22,625.9	(3,058.4)	(1,539.7)	(1,315.6)	(3,104.3)	(2,875.0)	(397.1)	4,279.4	14,391.0	(3,955.4)	2,425.0

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	225.0

Net Income(loss)	(11,413.8)	(8,454.3)	22,600.9	(3,083.4)	(1,564.7)	(1,340.6)	(3,129.3)	(2,900.0)	(422.1)	4,254.4	14,366.0	(3,980.4)	2,200.0

	Feb-03 3/1/2003	Mar-03 4/5/2003	Apr-03 5/3/2003	May-03 5/31/2003	Jun-03 7/5/2003	Jul-03 8/2/2003	Aug-03 8/30/2003	Sep-03 10/4/2003	Oct-03 11/1/2003	Nov-03 11/29/2003	Dec-03 1/3/2004	Jan-03 1/31/2004	Total FY 2003
Sales: retail	48.4%	68.1%	96.2%	97.6%	97.5%	98.1%	98.3%	93.4%	87.4%	83.6%	88.0%	96.2%	91.4%
Sales: catalog/internet	1.8%	3.9%	3.8%	2.4%	2.5%	1.9%	1.7%	6.6%	12.6%	16.4%	12.0%	3.8%	8.6%
Sales: other	49.8%	28.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.1%	54.2%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.4%	55.1%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.5%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	75.6%	68.7%	53.8%	54.0%	54.3%	54.2%	53.9%	53.9%	54.0%	56.3%	56.7%	54.3%	55.1%

Gross margin: retail	45.9%	45.8%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.6%	44.9%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.5%
Gross margin: other	2.8%	-6.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%

Gross margin %	24.4%	31.3%	46.2%	46.0%	45.7%	45.8%	46.1%	46.1%	46.0%	43.7%	43.3%	45.7%	44.9%
Operating expenses
Store payroll, benefits & taxes	15.2%	13.9%	14.3%	14.2%	13.4%	11.8%	14.1%	14.3%	11.8%	8.6%	6.5%	15.9%	11.0%
Occupancy	24.3%	17.8%	22.9%	22.7%	17.2%	18.8%	22.6%	18.4%	18.9%	11.1%	6.7%	25.6%	15.4%
Marketing	1.6%	1.2%	2.9%	2.8%	2.1%	2.3%	2.8%	2.3%	2.3%	2.1%	1.7%	3.2%	2.2%
Store operating expenses	5.4%	4.5%	5.2%	5.1%	4.4%	4.6%	5.1%	4.5%	4.6%	3.5%	2.9%	5.5%	4.1%
Other/Store closing costs	45.5%	24.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	92.1%	61.5%	45.2%	44.8%	37.2%	37.5%	44.7%	39.6%	37.6%	25.3%	17.8%	50.2%	32.7%

Retail Admin	1.5%	1.3%	1.4%	1.3%	1.3%	1.1%	1.3%	1.4%	1.1%	0.7%	0.5%	1.5%	1.0%

Total store operating expense	93.5%	62.9%	46.5%	46.1%	38.4%	38.6%	46.0%	40.9%	38.7%	26.0%	18.3%	51.8%	33.7%

Catalog/Internet Expenses	39.0%	33.1%	47.4%	70.7%	64.0%	75.2%	69.4%	71.1%	8.4%	35.2%	28.8%	53.2%	34.8%

Contribution Retail	-2.1%	7.0%	-0.4%	-0.1%	7.3%	7.2%	0.1%	5.2%	7.3%	17.7%	25.0%	-6.1%	11.2%
Contribution Closing stores
Contribution Direct-to-consumer	7.0%	12.8%	-1.1%	-24.5%	-18.1%	-29.3%	-22.9%	-24.5%	37.9%	8.8%	14.6%	-7.0%	9.6%

Contibution	-21.5%	-12.9%	-0.4%	-0.7%	6.6%	6.5%	-0.3%	3.2%	11.2%	16.2%	23.7%	-6.1%	11.1%

Distribution & FR8	2.2%	3.0%	4.6%	4.3%	3.8%	3.6%	4.9%	5.0%	4.7%	3.0%	2.0%	4.5%	3.5%
General & Admin	2.9%	3.7%	5.4%	5.5%	5.2%	4.6%	5.5%	5.3%	4.1%	2.3%	1.8%	6.1%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA — Go forward	-12.0%	-2.0%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	2.1%

EBITDA — Closers	-41.5%	-64.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-26.7%	-19.6%	-10.4%	-10.5%	-2.3%	-1.7%	-10.7%	-7.1%	2.4%	10.9%	19.9%	-16.7%	3.8%

Depreciation	1.5%	1.5%	2.7%	2.8%	2.1%	2.4%	2.8%	2.2%	2.1%	1.2%	0.8%	3.2%	1.8%

EBIT	-28.6%	-21.6%	112.0%	-13.3%	-4.4%	-4.0%	-13.5%	-9.3%	0.3%	9.7%	19.1%	-19.9%	2.0%

Interest	1.1%	1.0%	1.8%	1.7%	1.3%	1.4%	1.8%	1.6%	1.7%	1.0%	0.4%	1.6%	1.2%

Pre-tax	-29.8%	-22.7%	110.2%	-15.0%	-5.7%	-5.4%	-15.3%	-10.9%	-1.4%	8.8%	18.7%	-21.5%	0.8%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%	0.1%

Net Income(loss)	-29.8%	-22.7%	110.1%	-15.1%	-5.8%	-5.5%	-15.4%	-11.0%	-1.5%	8.7%	18.7%	-21.6%	0.8%

FAQ, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	Total FY 2004
Sales: retail	20,356.0	27,790.6	21,895.5	22,177.3	28,321.8	25,940.2	21,901.0	26,554.0	25,899.4	43,251.1	71,498.5	19,444.7	355,030.1
Sales: catalog/internet	760.0	1,615.0	863.0	547.0	744.0	513.0	402.0	2,007.0	3,992.0	9,178.0	10,591.0	803.0	32,015.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	21,116.0	29,405.6	22,758.5	22,724.3	29,065.8	26,453.2	22,303.0	28,561.0	29,891.4	52,429.1	82,089.5	20,247.7	387,045.1

Cost of sales: retail	10,990.2	15,043.1	11,762.3	11,951.3	15,330.6	14,041.4	11,741.1	14,232.9	13,949.4	24,242.2	40,503.9	10,523.5	194,312.0
Cost of sales: catalog/internet	409.9	872.9	463.2	294.4	402.2	277.3	214.8	1,072.3	2,146.1	5,141.5	6,001.9	432.3	17,728.8
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,400.1	15,916.0	12,225.4	12,245.7	15,732.8	14,318.7	11,956.0	15,305.3	16,095.5	29,383.8	46,505.8	10,955.7	212,040.8

Gross margin: retail	9,365.8	12,747.5	10,133.2	10,226.0	12,991.2	11,898.8	10,159.9	12,321.1	11,950.0	19,008.9	30,994.6	8,921.2	160,718.1
Gross margin: catalog/internet	350.1	742.1	399.8	252.6	341.8	235.7	187.2	934.7	1,845.9	4,036.5	4,589.1	370.7	14,286.2
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	9,715.9	13,489.6	10,533.1	10,478.6	13,333.0	12,134.5	10,347.0	13,255.7	13,795.9	23,045.3	35,583.7	9,292.0	175,004.3

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	2,923.0	3,654.0	2,923.0	3,645.0	4,555.0	2,923.0	39,623.0
Occupancy	4,553.7	4,562.0	4,562.6	4,562.3	4,565.4	4,567.3	4,566.6	4,571.5	4,576.8	4,582.0	4,592.8	4,586.2	54,849.2
Marketing	308.7	308.7	576.4	576.4	576.4	576.4	576.4	576.4	576.4	864.7	1,152.9	576.4	7,246.2
Store operating expenses	1,037.3	1,185.9	1,068.7	1,074.4	1,196.8	1,149.2	1,068.8	1,161.7	1,148.4	1,495.4	2,060.6	1,019.7	14,666.9
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	8,822.7	9,710.6	9,130.7	9,136.1	9,992.6	9,215.9	9,134.8	9,963.6	9,224.6	10,587.1	12,361.3	9,105.3	116,385.3

Retail Admin	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	276.0	345.0	276.0	3,588.0

Total store operating expense	9,098.7	10,055.6	9,406.7	9,412.1	10,337.6	9,491.9	9,410.8	10,308.6	9,500.6	10,863.1	12,706.3	9,381.3	119,973.3

Catalog/Internet Expenses	278.7	502.0	381.0	358.3	443.4	358.3	250.1	1,496.6	1,674.9	1,881.0	1,976.8	382.9	9,984.0

Contribution Retail	267.1	2,691.9	726.5	813.9	2,653.6	2,406.9	749.1	2,012.5	2,449.4	8,145.8	18,288.3	(460.1)	40,744.8
Contribution Closing stores
Contribution Direct-to-consumer	71.4	240.1	18.8	(105.7)	(101.6)	(122.6)	(62.9)	(561.9)	171.0	2,155.5	2,612.3	(12.2)	4,302.2

Contibution	338.5	2,932.0	745.4	708.2	2,552.0	2,284.3	686.1	1,450.5	2,620.4	10,301.2	20,900.6	(472.2)	45,047.0

Distribution & FR8	913.2	1,194.7	1,015.6	953.0	1,094.9	952.6	1,068.4	1,432.4	1,401.3	1,579.0	1,693.3	902.8	14,201.2
General & Admin	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	1,144.0	1,429.0	1,144.0	14,868.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,718.7)	308.3	(1,414.2)	(1,388.8)	28.1	187.7	(1,526.3)	(1,410.9)	75.1	7,578.2	17,778.3	(2,519.0)	15,977.8

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	582.0	592.0	602.0	612.0	622.0	632.0	642.0	652.0	662.0	672.0	682.0	692.0	7,644.0

EBIT	(2,300.7)	(283.7)	(2,016.2)	(2,000.8)	(593.9)	(444.3)	(2,168.3)	(2,062.9)	(586.9)	6,906.2	17,096.3	(3,211.0)	8,333.8

Interest	257.3	254.5	272.0	297.0	304.6	287.5	307.5	341.8	372.1	394.7	351.1	265.9	3,706.0

Pre-tax	(2,558.0)	(538.2)	(2,288.2)	(2,297.8)	(898.5)	(731.8)	(2,475.8)	(2,404.7)	(959.0)	6,511.5	16,745.2	(3,476.9)	4,627.8

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income(loss)	(2,583.0)	(563.2)	(2,313.2)	(2,322.8)	(923.5)	(756.8)	(2,500.8)	(2,429.7)	(984.0)	6,486.5	16,720.2	(3,501.9)	4,327.8

	Feb-04 2/28/2004	Mar-04 4/3/2004	Apr-04 5/1/2004	May-04 5/29/2004	Jun-04 7/3/2004	Jul-04 7/31/2004	Aug-04 8/28/2004	Sep-04 10/2/2004	Oct-04 10/30/2004	Nov-04 11/27/2004	Dec-04 1/1/2005	Jan-04 1/29/2005	Total FY 2004
Sales: retail	96.4%	94.5%	96.2%	97.6%	97.4%	98.1%	98.2%	93.0%	86.6%	82.5%	87.1%	96.0%	91.7%
Sales: catalog/internet	3.6%	5.5%	3.8%	2.4%	2.6%	1.9%	1.8%	7.0%	13.4%	17.5%	12.9%	4.0%	8.3%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.9%	56.1%	56.7%	54.1%	54.7%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	54.0%	54.1%	53.7%	53.9%	54.1%	54.1%	53.6%	53.6%	53.8%	56.0%	56.7%	54.1%	54.8%

Gross margin: retail	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.1%	44.0%	43.4%	45.9%	45.3%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%

Gross margin %	46.0%	45.9%	46.3%	46.1%	45.9%	45.9%	46.4%	46.4%	46.2%	44.0%	43.3%	45.9%	45.2%
Operating expenses
Store payroll, benefits & taxes	14.4%	13.1%	13.3%	13.2%	12.9%	11.3%	13.3%	13.8%	11.3%	8.4%	6.4%	15.0%	11.2%
Occupancy	22.4%	16.4%	20.8%	20.6%	16.1%	17.6%	20.9%	17.2%	17.7%	10.6%	6.4%	23.6%	15.4%
Marketing	1.5%	1.1%	2.6%	2.6%	2.0%	2.2%	2.6%	2.2%	2.2%	2.0%	1.6%	3.0%	2.0%
Store operating expenses	5.1%	4.3%	4.9%	4.8%	4.2%	4.4%	4.9%	4.4%	4.4%	3.5%	2.9%	5.2%	4.1%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.3%	34.9%	41.7%	41.2%	35.3%	35.5%	41.7%	37.5%	35.6%	24.5%	17.3%	46.8%	32.8%

Retail Admin	1.4%	1.2%	1.3%	1.2%	1.2%	1.1%	1.3%	1.3%	1.1%	0.6%	0.5%	1.4%	1.0%

Total store operating expense	44.7%	36.2%	43.0%	42.4%	36.5%	36.6%	43.0%	38.8%	36.7%	25.1%	17.8%	48.2%	33.8%

Catalog/Internet Expenses	36.7%	31.1%	44.1%	65.5%	59.6%	69.8%	62.2%	74.6%	42.0%	20.5%	18.7%	47.7%	31.2%

Contribution Retail	1.3%	9.7%	3.3%	3.7%	9.4%	9.3%	3.4%	7.6%	9.5%	18.8%	25.6%	-2.4%	11.5%
Contribution Closing stores
Contribution Direct-to-consumer	9.4%	14.9%	2.2%	-19.3%	-13.7%	-23.9%	-15.7%	-28.0%	4.3%	23.5%	24.7%	-1.5%	13.4%

Contibution	1.6%	10.0%	3.3%	3.1%	8.8%	8.6%	3.1%	5.1%	8.8%	19.6%	25.5%	-2.3%	11.6%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.7%	3.0%	2.1%	4.5%	3.7%
General & Admin	5.4%	4.9%	5.0%	5.0%	4.9%	4.3%	5.1%	5.0%	3.8%	2.2%	1.7%	5.7%	3.8%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-8.1%	1.0%	-6.2%	-6.1%	0.1%	0.7%	-6.8%	-4.9%	0.3%	14.5%	21.7%	-12.4%	4.1%

Depreciation	2.8%	2.0%	2.6%	2.7%	2.1%	2.4%	2.9%	2.3%	2.2%	1.3%	0.8%	3.4%	2.0%

EBIT	-10.9%	-1.0%	-8.9%	-8.8%	-2.0%	-1.7%	-9.7%	-7.2%	-2.0%	13.2%	20.8%	-15.9%	2.2%

Interest	1.2%	0.9%	1.2%	1.3%	1.0%	1.1%	1.4%	1.2%	1.2%	0.8%	0.4%	1.3%	1.0%

Pre-tax	-12.1%	-1.8%	-10.1%	-10.1%	-3.1%	-2.8%	-11.1%	-8.4%	-3.2%	12.4%	20.4%	-17.2%	1.2%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income(loss)	-12.2%	-1.9%	-10.2%	-10.2%	-3.2%	-2.9%	-11.2%	-8.5%	-3.3%	12.4%	20.4%	-17.3%	1.1%

FAO, Inc.

Consolidated Statements of Operations

dollars in thousands ($000's)

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY 2005
Sales: retail	21,434.0	29,249.6	23,086.1	23,547.9	29,977.9	27,408.5	23,313.7	28,199.4	27,567.3	45,433.1	74,814.6	21,008.5	375,040.6
Sales: catalog/internet	837.0	1,777.0	950.0	602.0	819.0	565.0	443.0	2,207.0	4,391.0	10,096.0	11,650.0	883.0	35,220.0
Sales: other closing stores	—	—	—	—	—	—	—	—	—	—	—	—	—

Sales	22,271.0	31,026.6	24,036.1	24,149.9	30,796.9	27,973.5	23,756.7	30,406.4	31,958.3	55,529.1	86,464.6	21,891.5	410,260.6

Cost of sales: retail	11,542.2	15,788.9	12,369.5	12,657.0	16,185.1	14,797.8	12,468.2	15,078.2	14,814.7	25,397.1	42,270.2	11,350.9	204,719.9
Cost of sales: catalog/internet	451.4	960.5	509.9	324.0	442.8	305.4	236.7	1,179.2	2,360.6	5,655.8	6,602.1	475.3	19,503.6
Cost of sales: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Cost of sales	11,993.6	16,749.4	12,879.4	12,981.0	16,627.8	15,103.2	12,704.9	16,257.4	17,175.3	31,052.9	48,872.3	11,826.2	224,223.4

Gross margin: retail	9,891.8	13,460.7	10,716.6	10,890.9	13,792.8	12,610.7	10,845.5	13,121.2	12,752.6	20,036.0	32,544.4	9,657.6	170,320.7
Gross margin: catalog/internet	385.6	816.5	440.1	278.0	376.2	259.6	206.3	1,027.8	2,030.4	4,440.2	5,047.9	407.7	15,716.4
Gross margin: other	—	—	—	—	—	—	—	—	—	—	—	—	—

Gross margin	10,277.4	14,277.2	11,156.7	11,168.9	14,169.1	12,870.3	11,051.8	14,149.0	14,783.0	24,476.2	37,592.3	10,065.3	186,037.2

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,025.0	3,782.0	3,025.0	3,773.0	4,714.0	3,025.0	41,008.0
Occupancy	4,893.8	4,902.2	4,902.8	4,902.5	4,905.7	4,907.6	4,906.9	4,911.8	4,917.2	4,922.4	4,933.3	4,926.7	58,932.9
Marketing	315.9	315.9	589.9	589.9	589.9	589.9	589.9	589.9	589.9	884.9	1,179.8	589.9	7,415.7
Store operating expenses	1,065.2	1,221.6	1,099.0	1,108.3	1,236.5	1,185.2	1,103.6	1,201.3	1,188.4	1,545.8	2,134.2	1,057.6	15,146.7
Other/Store closing costs	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal store operating expenses	9,299.9	10,221.7	9,616.7	9,625.7	10,514.1	9,707.7	9,625.4	10,485.0	9,720.5	11,126.1	12,961.3	9,599.2	122,503.3

Retail Admin	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	283.0	354.0	283.0	3,680.0

Total store operating expense	9,582.9	10,575.7	9,899.7	9,908.7	10,868.1	9,990.7	9,908.4	10,839.0	10,003.5	11,409.1	13,315.3	9,882.2	126,183.3

Catalog/Internet Expenses	288.5	519.2	390.9	365.9	454.7	366.0	257.0	1,514.8	1,704.4	1,941.4	2,042.0	392.9	10,237.7

Contribution Retail	308.9	2,885.0	816.9	982.2	2,924.7	2,620.0	937.1	2,282.2	2,749.1	8,626.9	19,229.1	(224.6)	44,137.4
Contribution Closing stores
Contribution Direct-to-consumer	97.1	297.3	49.2	(87.9)	(78.5)	(106.4)	(50.7)	(487.0)	326.0	2,498.8	3,005.9	14.8	5,478.7

Contibution	406.0	3,182.3	866.1	894.3	2,846.3	2,513.6	886.4	1,795.2	3,075.1	11,125.7	22,235.0	(209.8)	49,616.2

Distribution & FR8	964.7	1,262.0	1,072.8	1,006.7	1,156.6	1,006.3	1,128.6	1,513.1	1,480.3	1,668.0	1,788.7	953.7	15,001.5
General & Admin	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	1,167.0	1,458.0	1,167.0	15,168.0
	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA—Go forward	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

EBITDA—Closers	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDA	(1,725.7)	462.3	(1,373.7)	(1,279.4)	231.7	340.3	(1,409.2)	(1,175.9)	427.8	8,290.7	18,988.3	(2,330.5)	19,446.7

Reoganization Costs (Gain)	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation	692.0	702.0	712.0	722.0	732.0	742.0	752.0	762.0	772.0	782.0	792.0	802.0	8,964.0

EBIT	(2,417.7)	(239.7)	(2,085.7)	(2,001.4)	(500.3)	(401.7)	(2,161.2)	(1,937.9)	(344.2)	7,508.7	18,196.3	(3,132.5)	10,482.7

Interest	260.1	249.2	271.5	311.4	325.6	305.2	325.6	385.5	419.9	434.1	376.0	258.2	3,922.3

Pre-tax	(2,677.8)	(488.9)	(2,357.2)	(2,312.8)	(825.9)	(706.9)	(2,486.8)	(2,323.4)	(764.1)	7,074.6	17,820.3	(3,390.7)	6,560.4

Income taxes	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	300.0

Net Income (loss)	(2,702.8)	(513.9)	(2,382.2)	(2,337.8)	(850.9)	(731.9)	(2,511.8)	(2,348.4)	(789.1)	7,049.6	17,795.3	(3,415.7)	6,260.4

	Feb-05 2/26/2005	Mar-05 4/2/2005	Apr-05 4/30/2005	May-05 5/28/2005	Jun-05 7/2/2005	Jul-05 7/30/2005	Aug-05 8/27/2005	Sep-05 10/1/2005	Oct-05 10/29/2005	Nov-05 11/26/2005	Dec-05 12/31/2005	Jan-05 1/28/2006	Total FY2005
Sales: retail	96.2%	94.3%	96.0%	97.5%	97.3%	98.0%	98.1%	92.7%	86.3%	81.8%	86.5%	96.0%	91.4%
Sales: catalog/internet	3.8%	5.7%	4.0%	2.5%	2.7%	2.0%	1.9%	7.3%	13.7%	18.2%	13.5%	4.0%	8.6%
Sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales: retail	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.6%
Cost of sales: catalog/internet	53.9%	54.1%	53.7%	53.8%	54.1%	54.1%	53.4%	53.4%	53.8%	56.0%	56.7%	53.8%	55.4%
Cost of sales: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of sales	53.9%	54.0%	53.6%	53.8%	54.0%	54.0%	53.5%	53.5%	53.7%	55.9%	56.5%	54.0%	54.7%

Gross margin: retail	46.2%	46.0%	46.4%	46.3%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.4%
Gross margin: catalog/internet	46.1%	46.0%	46.3%	46.2%	45.9%	46.0%	46.6%	46.6%	46.2%	44.0%	43.3%	46.2%	44.6%
Gross margin: other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Gross margin	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%

Gross margin %	46.1%	46.0%	46.4%	46.2%	46.0%	46.0%	46.5%	46.5%	46.3%	44.1%	43.5%	46.0%	45.3%
Operating expenses
Store payroll, benefits & taxes	14.1%	12.9%	13.1%	12.8%	12.6%	11.0%	13.0%	13.4%	11.0%	8.3%	6.3%	14.4%	10.9%
Occupancy	22.8%	16.8%	21.2%	20.8%	16.4%	17.9%	21.0%	17.4%	17.8%	10.8%	6.6%	23.5%	15.7%
Marketing	1.5%	1.1%	2.6%	2.5%	2.0%	2.2%	2.5%	2.1%	2.1%	1.9%	1.6%	2.8%	2.0%
Store operating expenses	5.0%	4.2%	4.8%	4.7%	4.1%	4.3%	4.7%	4.3%	4.3%	3.4%	2.9%	5.0%	4.0%
Other/Store closing costs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Subtotal store operating expenses	43.4%	34.9%	41.7%	40.9%	35.1%	35.4%	41.3%	37.2%	35.3%	24.5%	17.3%	45.7%	32.7%

Retail Admin	1.3%	1.2%	1.2%	1.2%	1.2%	1.0%	1.2%	1.3%	1.0%	0.6%	0.5%	1.3%	1.0%

Total store operating expense	44.7%	36.2%	42.9%	42.1%	36.3%	36.5%	42.5%	38.4%	36.3%	25.1%	17.8%	47.0%	33.6%

Catalog/Internet Expenses	34.5%	29.2%	41.1%	60.8%	55.5%	64.8%	58.0%	68.6%	38.8%	19.2%	17.5%	44.5%	29.1%

Contribution Retail	1.4%	9.9%	3.5%	4.2%	9.8%	9.6%	4.0%	8.1%	10.0%	19.0%	25.7%	-1.1%	11.8%
Contribution Closing stores
Contribution Direct-to-consumer	11.6%	16.7%	5.2%	-14.6%	-9.6%	-18.8%	-11.5%	-22.1%	7.4%	24.8%	25.8%	1.7%	15.6%

Contibution	1.8%	10.3%	3.6%	3.7%	9.2%	9.0%	3.7%	5.9%	9.6%	20.0%	25.7%	-1.0%	12.1%

Distribution & FR8	4.3%	4.1%	4.5%	4.2%	3.8%	3.6%	4.8%	5.0%	4.6%	3.0%	2.1%	4.4%	3.7%
General & Admin	5.2%	4.7%	4.9%	4.8%	4.7%	4.2%	4.9%	4.8%	3.7%	2.1%	1.7%	5.3%	3.7%
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA—Go forward	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

EBITDA—Closers	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

EBITDA	-7.7%	1.5%	-5.7%	-5.3%	0.8%	1.2%	-5.9%	-3.9%	1.3%	14.9%	22.0%	-10.6%	4.7%

Depreciation	3.1%	2.3%	3.0%	3.0%	2.4%	2.7%	3.2%	2.5%	2.4%	1.4%	0.9%	3.7%	2.2%

EBIT	-10.9%	-0.8%	-8.7%	-8.3%	-1.6%	-1.4%	-9.1%	-6.4%	-1.1%	13.5%	21.0%	-14.3%	2.6%

Interest	1.2%	0.8%	1.1%	1.3%	1.1%	1.1%	1.4%	1.3%	1.3%	0.8%	0.4%	1.2%	1.0%

Pre-tax	-12.0%	-1.6%	-9.8%	-9.6%	-2.7%	-2.5%	-10.5%	-7.6%	-2.4%	12.7%	20.6%	-15.5%	1.6%

Income taxes	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.1%

Net Income (loss)	-12.1%	-1.7%	-9.9%	-9.7%	-2.8%	-2.6%	-10.6%	-7.7%	-2.5%	12.7%	20.6%	-15.6%	1.5%